Annuity Administrative Offices                               [LOGO OF PROVIDIAN]
Post Office Box 32700
400 West Market Street
Louisville, Kentucky 40232
800-866-6007


February 1997



Dear Valued Customer:

Enclosed are annual reports for the portfolios available in your Providian Life and Health variable annuity contract.

Please take some time to review these reports, and if you have any questions, call one of our customer service representatives at 800-866-6007, 8 a.m. to 6 p.m. Eastern time, Monday through Friday.

Providian Life and Health is proud to have you as our customer.

Sincerely,

/s/ Jeffrey P. Lammers
Jeffrey P. Lammers
Senior Vice President
National Sales Director




Providian Life and Health Insurance Company provides the variable annuity. Securities are offered through Providian Securities Corporation, 400 West Market Street, Louisville, KY 40202. Both are subsidiaries of Providian Corporation.



(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: GROWTH PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                11   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               13   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   15   The auditors' opinion.

DISTRIBUTIONS                       16



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996               YEAR     YEARS    YEARS

Growth                          14.71%   15.16%   15.15%

S&P 500(registered trademark)   22.96%   15.22%   15.27%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's past 10 years total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970108 094950 S00000000000001
             VIP:  Growth                SP Standard & Poor 500
             00151                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11066.80                    11347.00
  1987/02/28      11615.15                    11795.21
  1987/03/31      11804.55                    12136.09
  1987/04/30      11804.55                    12028.08
  1987/05/31      11884.45                    12132.72
  1987/06/30      12233.99                    12745.42
  1987/07/31      12723.35                    13391.62
  1987/08/31      13102.85                    13891.12
  1987/09/30      12953.05                    13586.91
  1987/10/31      10106.77                    10660.29
  1987/11/30       9397.70                     9781.88
  1987/12/31      10366.43                    10526.28
  1988/01/31      10591.35                    10969.44
  1988/02/29      11450.11                    11480.61
  1988/03/31      11347.87                    11125.86
  1988/04/30      11491.00                    11249.36
  1988/05/31      11388.77                    11347.23
  1988/06/30      11961.27                    11868.07
  1988/07/31      11899.93                    11822.97
  1988/08/31      11613.68                    11420.99
  1988/09/30      11940.82                    11907.52
  1988/10/31      11971.49                    12238.55
  1988/11/30      11859.04                    12063.54
  1988/12/31      11981.72                    12274.65
  1989/01/31      12840.48                    13173.16
  1989/02/28      12574.67                    12845.14
  1989/03/31      12954.82                    13144.44
  1989/04/30      13639.93                    13826.63
  1989/05/31      14127.81                    14386.61
  1989/06/30      13940.96                    14304.61
  1989/07/31      15186.62                    15596.31
  1989/08/31      15446.13                    15902.00
  1989/09/30      15581.07                    15836.80
  1989/10/31      15145.09                    15469.39
  1989/11/30      15394.23                    15784.96
  1989/12/31      15757.54                    16163.80
  1990/01/31      14844.06                    15079.21
  1990/02/28      14985.85                    15273.73
  1990/03/31      15169.00                    15678.49
  1990/04/30      14727.29                    15286.53
  1990/05/31      16030.87                    16776.96
  1990/06/30      16364.85                    16662.88
  1990/07/31      16106.29                    16609.56
  1990/08/31      14447.18                    15108.05
  1990/09/30      12960.44                    14372.29
  1990/10/31      12497.19                    14310.49
  1990/11/30      13509.89                    15234.95
  1990/12/31      13908.51                    15660.00
  1991/01/31      14835.02                    16342.78
  1991/02/28      15941.78                    17511.29
  1991/03/31      16422.88                    17935.06
  1991/04/30      16269.80                    17978.11
  1991/05/31      17231.99                    18754.76
  1991/06/30      15952.72                    17895.79
  1991/07/31      17472.54                    18729.74
  1991/08/31      18248.86                    19173.63
  1991/09/30      18391.00                    18853.43
  1991/10/31      18959.57                    19106.07
  1991/11/30      17877.10                    18336.09
  1991/12/31      20238.85                    20433.74
  1992/01/31      21474.39                    20053.67
  1992/02/29      21923.63                    20314.37
  1992/03/31      20579.99                    19918.24
  1992/04/30      19773.81                    20503.84
  1992/05/31      19605.86                    20604.31
  1992/06/30      18844.46                    20297.30
  1992/07/31      19572.27                    21127.46
  1992/08/31      19034.81                    20694.35
  1992/09/30      19370.72                    20938.54
  1992/10/31      20120.92                    21011.83
  1992/11/30      21464.55                    21728.33
  1992/12/31      22125.17                    21995.59
  1993/01/31      22561.85                    22180.35
  1993/02/28      22096.74                    22482.00
  1993/03/31      22977.86                    22956.37
  1993/04/30      22737.56                    22400.83
  1993/05/31      24431.14                    23001.17
  1993/06/30      24682.89                    23067.88
  1993/07/31      24614.23                    22975.60
  1993/08/31      25850.09                    23846.38
  1993/09/30      26330.71                    23662.76
  1993/10/31      26582.46                    24152.58
  1993/11/30      25506.80                    23923.13
  1993/12/31      26410.81                    24212.60
  1994/01/31      27074.51                    25035.83
  1994/02/28      26795.26                    24357.36
  1994/03/31      25577.85                    23295.38
  1994/04/30      25736.12                    23593.56
  1994/05/31      25139.58                    23980.49
  1994/06/30      23861.30                    23392.97
  1994/07/31      24689.14                    24160.26
  1994/08/31      26089.17                    25150.83
  1994/09/30      25772.64                    24534.64
  1994/10/31      26819.61                    25086.67
  1994/11/30      25748.29                    24173.01
  1994/12/31      26405.69                    24531.50
  1995/01/31      25906.55                    25167.60
  1995/02/28      26979.42                    26148.38
  1995/03/31      27958.71                    26920.02
  1995/04/30      28901.27                    27712.81
  1995/05/31      30027.46                    28820.49
  1995/06/30      32683.78                    29489.99
  1995/07/31      35915.43                    30467.88
  1995/08/31      36356.11                    30544.36
  1995/09/30      37298.68                    31833.33
  1995/10/31      36919.20                    31719.68
  1995/11/30      36894.72                    33112.18
  1995/12/31      35744.06                    33749.92
  1996/01/31      36307.15                    34898.76
  1996/02/29      37524.44                    35222.28
  1996/03/31      37669.27                    35561.47
  1996/04/30      39143.91                    36085.64
  1996/05/31      40368.39                    37016.29
  1996/06/30      39578.41                    37157.32
  1996/07/31      36550.12                    35515.71
  1996/08/31      37642.94                    36264.74
  1996/09/30      40170.90                    38305.72
  1996/10/31      40078.73                    39362.19
  1996/11/30      42303.87                    42337.58
  1996/12/31      41000.39                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970108 094953 R00000000000123

Let's say hypothetically that $10,000 was invested in Growth Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $41,000 - a 310.00% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $41,499 over the same period - a 314.99% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                       % OF FUND'S
                       INVESTMENTS

Intel Corp.            2.5

General Electric Co.   2.4

Cisco Systems, Inc.    2.4

HFS, Inc.              1.9

Oracle Systems Corp.   1.8

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                     % OF FUND'S
                     INVESTMENTS

Technology           25.6

Health               11.0

Retail & Wholesale   9.0

Finance              8.2

Media & Leisure      6.3

ASSET ALLOCATION AS OF DECEMBER 31, 1996 *
Row: 1, Col: 1, Value: 9.199999999999999
Row: 1, Col: 2, Value: 45.0
Row: 1, Col: 3, Value: 45.8
Stocks  90.8%
Short-term investments 9.2%
FOREIGN INVESTMENTS 3.6%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




NOTE TO SHAREHOLDERS: Jennifer Uhrig became Portfolio Manager of Growth Portfolio on January 7, 1997, after the period ended.
Q. WHAT CAN YOU TELL US ABOUT THE FUND'S PERFORMANCE, JENNIFER?
A. During the 12 months that ended December 31, 1996, the fund significantly underperformed the Standard & Poor's 500 Index, which returned 22.96% during the past one year.
Q. WHAT WERE THE CAUSES OF THE FUND'S RELATIVELY POOR PERFORMANCE?
A. There were three reasons for the fund's underperformance, and most of them affected the fourth quarter. First, the fund was significantly underweighted compared to the S&P 500 in financial services and energy stocks. Financial services was one of the best-performing groups in the stock market in 1996. In fact, it was one of only a few sectors that outperformed the general market. However, financial services is not what one would typically consider to be a growth area, and the fund traditionally has not had a strong weighting in this sector. Second, the fund's cash position was high - over 9% both six months ago and when the period ended - while the market was very strong throughout. Third and perhaps most important, the fund had twice the market's weighting in retail. This sector as a whole performed poorly, and some of the fund's retail holdings blew up, including Sunglass Hut. So those are three key reasons why the fund lagged its index.
Q. WHAT TYPE OF IMPACT DID THE FUND'S TECHNOLOGY INVESTMENTS HAVE ON
PERFORMANCE?
A. As it turned out, the technology investments did not help, relatively speaking. With about 26% of its holdings in technology at year-end, the fund had about twice the weighting of its index in this market sector. While technology generally performed well, the sector's strength came from just a few very large capitalization stocks - including Microsoft and IBM. The fund did own these stocks, but was not overweighted in them. In retrospect, larger investments in these stocks would have helped the fund.
Q. WHAT WAS THE STORY WITH THE FUND'S HEALTH CARE POSITION?
A. Health care was a strong sector, with the drug stocks doing quite well, particularly in the second half of the year. Unit growth has been better than expected, and pricing has stabilized. So the earnings momentum across this sector has been strong. Drug therapy is a lot cheaper than other types of therapy, such as hospitalization. Therefore, it is being preferred over hospital stays - hence the unit growth in prescription medicine. Drug stocks were also helped by the stock market's concern about the economy. Drug stocks such as Merck, Pfizer and Bristol-Myers Squibb are what I consider strong non-cyclical or economically defensive investments, meaning that they are not as influenced by the strength of the economy. If your health is at risk, you'll spend money on medicine, whether the economy is strong, weak or in-between.
Q. HOW ABOUT RETAIL?
A. Retailers are early cyclicals - what I call the "front end of the economy." They typically lead economic cycles up and lead economic cycles down. In this respect, they're the other side of the coin from health care. People who are worried about the economy typically are not spending as much money on retail goods. I believe investors' concern about the health of the economy was justified by the relatively lackluster Christmas season for retail. The fund's overweighting in this sector hurt, and investments in PETsMART, Staples and Lowe's - as well as Sunglass Hut that I mentioned earlier - dragged performance down.
Q. WHAT'S YOUR OUTLOOK FOR THE FIRST HALF OF THE YEAR, JENNIFER?
A. A lot depends on how well the economy does, and chances are it will be slower in 1997 than it was in 1996. I believe consumers are somewhat over-extended on their borrowing, and that's an environment that typically doesn't bode well for economic growth. Another argument for a slowdown in the economy is that we're five years into a recovery, which is a long time without a breather. I don't know if there will be a recession, but I can't really see the economy taking off a whole lot from the level it's at today. The good news is that growth stocks - because they tend to be less influenced by general economic cycles - can still do well if things slow down.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.4%
AEROSPACE & DEFENSE - 1.2%
Boeing Co.   467,200 $ 49,698,363
Gulfstream Aerospace Corp. (a)  185,300  4,493,525
Lockheed Martin Corp.   165,000  15,097,500
Wyman-Gordon Co. (a)  132,000  2,937,000
  72,226,388
DEFENSE ELECTRONICS - 0.2%
Raytheon Co.   259,100  12,469,188
TOTAL AEROSPACE & DEFENSE   84,695,576
BASIC INDUSTRIES - 1.8%
CHEMICALS & PLASTICS - 1.0%
Air Products & Chemicals, Inc.   71,100  4,914,788
Airgas, Inc. (a)  177,600  3,907,200
du Pont (E.I.) de Nemours & Co.   250,000  23,593,750
Monsanto Co.   600,000  23,325,000
Praxair, Inc.   150,000  6,918,750
  62,659,488
IRON & STEEL - 0.1%
Nucor Corp.   133,500  6,808,500
METALS & MINING - 0.3%
Aluminum Co. of America  155,500  9,913,125
Freeport McMoRan Copper & Gold, Inc.
 Class A  125,000  3,515,625
Inco Ltd.   151,800  4,844,622
Titanium Metals Corp. (a)  30,100  989,538
  19,262,910
PACKAGING & CONTAINERS - 0.3%
Crown Cork & Seal Co., Inc.   175,100  9,521,063
Tupperware Corp.   100,000  5,362,500
  14,883,563
PAPER & FOREST PRODUCTS - 0.1%
Kimberly-Clark Corp.   85,400  8,134,350
TOTAL BASIC INDUSTRIES   111,748,811
CONGLOMERATES - 1.0%
AlliedSignal, Inc.   300,000  20,100,000
Tyco International Ltd.   369,500  19,537,313
United Technologies Corp.   273,400  18,044,400
  57,681,713
CONSTRUCTION & REAL ESTATE - 0.7%
CONSTRUCTION - 0.3%
Oakwood Homes Corp.   875,000  20,015,625
ENGINEERING - 0.2%
MasTec, Inc. (a)  250,000  13,250,000
REAL ESTATE INVESTMENT TRUSTS - 0.2%
First Industrial Realty Trust, Inc.   178,800  5,431,050
RFS Hotel Investors, Inc.   343,300  6,780,175
  12,211,225
TOTAL CONSTRUCTION & REAL ESTATE   45,476,850
DURABLES - 4.1%
AUTOS, TIRES, & ACCESSORIES - 2.3%
AutoZone, Inc. (a)  775,000  21,312,500
Chrysler Corp.   1,285,700  42,428,100
Danaher Corp.   140,000  6,527,500
Eaton Corp.   150,000  10,462,500
General Motors Corp.   834,846  46,542,665

 SHARES VALUE (NOTE 1)
Honda Motor Co. Ltd.   165,000 $ 4,710,220
PACCAR, Inc.   60,400  4,107,200
TRW, Inc.   100,000  4,950,000
  141,040,685
CONSUMER DURABLES - 0.4%
Minnesota Mining & Manufacturing Co.   302,900  25,102,838
CONSUMER ELECTRONICS - 0.3%
Harman International Industries, Inc.   150,100  8,349,313
Newell Co.   218,000  6,867,000
  15,216,313
HOME FURNISHINGS - 0.0%
Furniture Brands International, Inc. (a) 85,700 1,199,800 TEXTILES & APPAREL - 1.1%
Adidas AG  63,300  5,461,499
Adidas AG (b)  45,600  3,934,350
Gucci Group NV  100,000  6,387,500
Liz Claiborne, Inc.   107,400  4,148,325
Mohawk Industries, Inc. (a)  216,700  4,767,400
NIKE, Inc. Class B  625,800  37,391,550
Tommy Hilfiger (a)  100,000  4,800,000
  66,890,624
TOTAL DURABLES   249,450,260
ENERGY - 6.0%
ENERGY SERVICES - 1.6%
Baker Hughes, Inc.   204,600  7,058,700
Diamond Offshore Drilling, Inc. (a)  145,100  8,270,700
Dresser Industries, Inc.   197,100  6,110,100
Halliburton Co.   269,800  16,255,450
Schlumberger Ltd.   350,000  34,956,250
Tidewater, Inc.   113,800  5,149,450
Transocean Offshore, Inc.   101,300  6,343,913
Varco International, Inc. (a)  239,500  5,538,438
Western Atlas, Inc. (a)  100,000  7,087,500
  96,770,501
OIL & GAS - 4.4%
Abacan Resource Corp. (a)  274,600  2,385,588
Amerada Hess Corp.   315,800  18,276,925
Anadarko Petroleum Corp.   103,300  6,688,675
Apache Corp.   263,900  9,335,463
Atlantic Richfield Co.   250,700  33,217,750
Barrett Resources Corp. (a)  300,000  12,787,500
Belco Oil & Gas Corp. (a)  69,000  1,888,875
Benton Oil & Gas Co. (a)  240,000  5,430,000
British Petroleum PLC ADR  209,871  29,670,513
Burlington Resources, Inc.   104,600  5,269,225
Chesapeake Energy Corp. (a)  209,400  11,647,875
Kerr-McGee Corp.   98,000  7,056,000
Louisiana Land & Exploration Co.   177,000  9,491,625
Nationale Elf Aquitaine   67,800  6,169,931
Noble Affiliates, Inc.   200,000  9,575,000
Occidental Petroleum Corp.   315,200  7,367,800
Parker & Parsley Petroleum Co.   137,200  5,042,100
Pennzoil Co.   89,500  5,056,750
Royal Dutch Petroleum Co. ADR  333,300  56,910,975
Texaco, Inc.   60,500  5,936,563
Titan Exploration, Inc.   141,700  1,700,400
Union Pacific Resources Group, Inc.   247,441  7,237,649
Unocal Corp.   254,601  10,343,166
  268,486,348
TOTAL ENERGY   365,256,849
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 8.2%
BANKS - 2.3%
Bank of New York Co., Inc.   150,000 $ 5,062,500
BankAmerica Corp.   365,000  36,408,750
Chase Manhattan Corp.   60,400  5,390,700
Citicorp  467,300  48,131,900
First Bank System, Inc.   144,000  9,828,000
NationsBank Corp.   300,200  29,344,550
Norwest Corp.   130,200  5,663,700
  139,830,100
CREDIT & OTHER FINANCE - 1.1%
American Express Co.   625,000  35,312,500
Beneficial Corp.   136,100  8,625,338
Concord EFS, Inc. (a)  12,100  341,825
Green Tree Financial Corp.   230,000  8,883,750
Household International, Inc.   150,008  13,838,238
  67,001,651
FEDERAL SPONSORED CREDIT - 2.4%
Federal Home Loan Mortgage
 Corporation  400,000  44,050,000
Federal National Mortgage Association 2,650,000 98,712,500 Student Loan Marketing Association 15,000 1,396,875
  144,159,375
INSURANCE - 2.2%
Allstate Corp.   275,000  15,915,625
American General Corp.   75,400  3,081,975
American International Group, Inc.   300,000  32,475,000
CIGNA Corp.   80,000  10,930,000
Capital Re Corp.   94,400  4,401,400
General Re Corp.   75,200  11,862,800
ITT Hartford Group, Inc.   125,000  8,437,500
MBIA, Inc.   90,100  9,122,625
MGIC Investment Corp.   129,800  9,864,800
Marsh & McLennan Companies, Inc.   52,900  5,501,600
SunAmerica, Inc.   150,000  6,656,250
Travelers Group, Inc. (The)  220,000  9,982,500
UNUM Corp.   75,000  5,418,750
  133,650,825
SECURITIES INDUSTRY - 0.2%
Schwab (Charles) Corp.   311,300  9,961,600
United Asset Management Corp.   75,300  2,004,863
  11,966,463
TOTAL FINANCE   496,608,414
HEALTH - 11.0%
DRUGS & PHARMACEUTICALS - 5.9%
ALZA Corp. Class A (a)  176,500  4,566,938
American Home Products Corp.   550,000  32,243,750
Amgen, Inc. (a)  221,900  12,065,813
Biochem Pharmaceuticals, Inc. (a) 134,500 6,755,170 Biogen, Inc. (a) 579,400 22,451,750
Bristol-Myers Squibb Co.   422,800  45,979,500
Dura Pharmaceuticals, Inc. (a)  50,000  2,387,500
Elan Corp. PLC ADR (a)  200,000  6,650,000
Genentech, Inc. special (a)  385,000  20,645,625
Lilly (Eli) & Co.   275,000  20,075,000
Merck & Co., Inc.   895,500  70,968,375
Perseptive Biosystem, Inc. Class G
 (warrants) (a)  1,390  0
Pfizer, Inc.   645,300  53,479,238
Protein Design Labs, Inc. (a)  225,000  8,212,500
Schering-Plough Corp.   398,100  25,776,975

 SHARES VALUE (NOTE 1)
SmithKline Beecham PLC ADR  352,300 $ 23,956,400
Thermotrex Corp. (a)  2,800  76,650
  356,291,184
MEDICAL EQUIPMENT & SUPPLIES - 2.6%
Bergen Brunswig Corp. Class A  375,000  10,687,500
Boston Scientific Corp. (a)  215,700  12,942,000
Cardinal Health, Inc.   270,900  15,779,925
Johnson & Johnson  1,030,400  51,262,400
Medtronic, Inc.   552,500  37,570,000
Pall Corp.   200,000  5,100,000
St. Jude Medical, Inc. (a)  375,000  15,984,375
Sofamor/Danek Group, Inc. (a)  137,000  4,178,500
Sybron International, Inc. (a)  235,000  7,755,000
  161,259,700
MEDICAL FACILITIES MANAGEMENT - 2.5%
American Medical Response, Inc. (a) 185,000 6,012,500 Carematrix Corp. (a) 205,300 2,694,563
Columbia/HCA Healthcare Corp.   815,037  33,212,758
HEALTHSOUTH Rehabilitation Corp. (a) 1,320,300 50,996,588 Lincare Holdings, Inc. (a) 276,900 11,352,900
Oxford Health Plans, Inc. (a)  363,000  21,258,188
PacifiCare Health Systems, Inc. Class B (a) 168,300  14,347,575
United HealthCare Corp.   215,900  9,715,500
Vencor, Inc. (a)  76,925  2,432,753
  152,023,325
TOTAL HEALTH   669,574,209
HOLDING COMPANIES - 0.1%
Norfolk Southern Corp.   45,300  3,963,750
INDUSTRIAL MACHINERY & EQUIPMENT - 3.9%
ELECTRICAL EQUIPMENT - 3.0%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  67,900  5,452,933
American Power Conversion Corp. (a)  150,400  4,098,400
Duracell International, Inc.   25,500  1,781,813
Emerson Electric Co.   214,800  20,781,900
General Electric Co.   1,505,200  148,826,650
United Communication Industry PCL
 (For. Reg.)  154,000  1,656,947
  182,598,643
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Case Corp.   175,000  9,537,500
Caterpillar, Inc.   176,100  13,251,525
Illinois Tool Works, Inc.   67,600  5,399,550
Ingersoll-Rand Co.   200,000  8,900,000
MSC Industrial Direct, Inc. (a)  72,000  2,664,000
Stanley Works (The)  205,600  5,551,200
  45,303,775
POLLUTION CONTROL - 0.2%
USA Waste Services, Inc. (a)  160,000  5,100,000
WMX Technologies, Inc.   75,400  2,459,925
Zurn Industries, Inc.   146,500  3,827,313
  11,387,238
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   239,289,656
MEDIA & LEISURE - 6.3%
BROADCASTING - 0.4%
Clear Channel Communications, Inc. (a) 82,800 2,991,150 Evergreen Media Corp. Class A (a) 275,000 6,875,000
Lin Television Corp. (a)  105,800  4,470,050
PanAmSat Corp. (a)  320,000  8,960,000
Time Warner, Inc.   252  9,450
  23,305,650
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 0.5%
Disney (Walt) Co.   157,600 $ 10,972,900
MGM Grand, Inc. (a)  184,900  6,448,388
Regal Cinemas, Inc. (a)  150,000  4,612,500
Viacom, Inc. Class B (non-vtg.) (a)  175,000  6,103,125
  28,136,913
LEISURE DURABLES & TOYS - 0.3%
Harley-Davidson, Inc.   240,000  11,280,000
Nintendo Co. Ltd. Ord.   64,000  4,575,765
  15,855,765
LODGING & GAMING - 3.6%
Anchor Gaming (a)  100,000  4,025,000
Circus Circus Enterprises, Inc. (a) 640,700 22,024,063 Doubletree Corp. (a) 100,000 4,500,000
Extended Stay America, Inc. (a)  234,400  4,717,300
HFS, Inc. (a)  1,900,900  113,578,775
Hilton Hotels Corp.   500,000  13,062,500
Host Marriott Corp. (a)  350,000  5,600,000
ITT Corp. (a)  100,000  4,337,500
Mirage Resorts, Inc. (a)  1,281,100  27,703,788
Prime Hospitality Corp. (a)  76,500  1,233,563
Studio Plus Hotels, Inc. (a)  375,000  5,906,250
Sun International Hotels Ltd. Ord. (a) 198,600 7,248,900 Wyndham Hotel Corp. (a) 189,700 4,671,363
  218,609,002
PUBLISHING - 0.4%
Gannett Co., Inc.   75,000  5,615,625
Knight-Ridder, Inc.   100,000  3,825,000
New York Times Co. (The) Class A  131,100  4,981,800
Scholastic Corp. (a)  74,000  4,976,500
Times Mirror Co. Class A  167,900  8,353,025
  27,751,950
RESTAURANTS - 1.1%
Apple South, Inc.   505,600  6,825,600
Applebee's International, Inc.   235,000  6,462,500
Landry's Seafood Restaurants, Inc. (a) 518,100 11,074,388 Lone Star Steakhouse Saloon (a) 543,400 14,535,950
Outback Steakhouse, Inc. (a)  137,700  3,683,475
Planet Hollywood International, Inc.
 Class A (a)  275,000  5,431,250
Rainforest Cafe, Inc. (a)  45,100  1,059,850
Starbucks Corp. (a)  678,200  19,413,475
  68,486,488
TOTAL MEDIA & LEISURE   382,145,768
NONDURABLES - 4.1%
BEVERAGES - 1.3%
Anheuser-Busch Companies, Inc.   451,700  18,068,000
Coca-Cola Co. (The)  623,700  32,822,213
PepsiCo, Inc.   1,004,600  29,384,550
  80,274,763
FOODS - 0.2%
General Mills, Inc.   105,500  6,686,063
Smithfield Foods, Inc. (a)  28,100  1,067,800
  7,753,863
HOUSEHOLD PRODUCTS - 1.5%
Avon Products, Inc.   97,700  5,581,113
Clorox Co.   75,600  7,588,350
Gillette Co.   495,600  38,532,900
Premark International, Inc.   100,000  2,225,000

 SHARES VALUE (NOTE 1)
Procter & Gamble Co.   340,300 $ 36,582,250
USA Detergents, Inc. (a)  48,900  2,035,463
  92,545,076
TOBACCO - 1.1%
Philip Morris Companies, Inc.   538,500  60,648,563
RJR Nabisco Holdings Corp.   150,900  5,130,600
  65,779,163
TOTAL NONDURABLES   246,352,865
PRECIOUS METALS - 0.6%
Barrick Gold Corp.   415,000  11,882,226
Bre-X Minerals Ltd. (a)  259,800  4,112,529
Getchell Gold Corp. (a)  191,853  7,362,359
Newmont Mining Corp.   295,000  13,201,250
  36,558,364
RETAIL & WHOLESALE - 9.0%
APPAREL STORES - 1.0%
Footstar, Inc. (a)  79,172  1,969,404
Gap, Inc.   515,000  15,514,375
Just for Feet, Inc. (a)  1,313,800  34,487,250
Loehmanns, Inc. (a)  145,600  3,348,800
Saks Holdings, Inc. (a)  194,200  5,243,400
  60,563,229
DRUG STORES - 0.3%
CVS Corp.   275,000  11,378,125
General Nutrition Companies, Inc. (a) 63,700 1,074,938 Revco (D.S.), Inc. (a) 120,600 4,462,200
  16,915,263
GENERAL MERCHANDISE STORES - 2.2%
Consolidated Stores Corp. (a)  385,250  12,376,156
Dayton Hudson Corp.   195,900  7,689,075
Dollar General Corp.   135,312  4,329,984
Family Dollar Stores, Inc.   500,100  10,189,538
Federated Department Stores, Inc. (a) 300,000 10,237,500 Meyer (Fred), Inc. (a) 107,200 3,805,600
Price/Costco, Inc. (a)  131,700  3,308,963
Sears, Roebuck & Co.   275,000  12,684,375
Stein Mart, Inc. (a)  107,800  2,182,950
Wal-Mart Stores, Inc.   2,828,500  64,701,938
Woolworth Corp. (a)  218,700  4,784,063
  136,290,142
GROCERY STORES - 0.1%
Safeway, Inc. (a)  200,500  8,571,375
RETAIL & WHOLESALE, MISCELLANEOUS - 5.4%
Barnes & Noble, Inc. (a)  128,000  3,456,000
Bed Bath & Beyond, Inc. (a)  401,100  9,726,675
Circuit City Stores, Inc.   140,300  4,226,538
Corporate Express, Inc. (a)  496,200  14,606,888
Home Depot, Inc. (The)  1,018,500  51,052,313
Lowe's Companies, Inc.   1,700,000  60,350,000
Officemax, Inc. (a)  1,335,400  14,188,625
Office Depot, Inc. (a)  1,130,200  20,061,050
Petco Animal Supplies, Inc. (a)  88,100  1,828,075
PETsMART, Inc. (a)  2,937,900  64,266,563
Sports Authority, Inc. (a)  200,550  4,361,963
Staples, Inc. (a)  1,361,700  24,595,706
Sunglass Hut International, Inc. (a) 1,793,200 13,000,700 Toys "R" Us, Inc. (a) 829,400 24,882,000
U.S. Office Products Co. (a)  130,000  4,436,250
Viking Office Products, Inc. (a)  451,500  12,049,406
  327,088,752
TOTAL RETAIL & WHOLESALE   549,428,761
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 1.4%
ADVERTISING - 0.1%
Omnicom Group, Inc.   75,700 $ 3,463,275
Universal Outdoor Holdings, Inc. (a)  112,100  2,634,350
  6,097,625
EDUCATIONAL SERVICES - 0.1%
Sylvan Learning Systems (a)  101,000  2,878,500
LEASING & RENTAL - 0.4%
Hollywood Entertainment Corp. (a) 1,250,000 23,125,000 Movie Gallery, Inc. (a) 309,000 4,017,000
  27,142,000
SERVICES - 0.8%
ADT Ltd. (a)  271,600  6,212,850
APAC Teleservices, Inc. (a)  223,700  8,584,488
AccuStaff, Inc. (a)  435,000  9,189,375
Employee Solutions, Inc. (a)  30,000  615,000
Medpartners, Inc. (a)  205,500  4,315,500
Service Corp. International  585,700  16,399,600
Sitel Corp. (a)  150,100  2,120,163
Teletech Holdings, Inc. (a)  90,300  2,347,800
Zebra Technologies Corp. Class A (a)  32,300  755,013
  50,539,789
TOTAL SERVICES   86,657,914
TECHNOLOGY - 25.6%
COMMUNICATIONS EQUIPMENT - 4.1%
ADC Telecommunications, Inc. (a)  120,000  3,735,000
Ascend Communications, Inc. (a)  476,700  29,614,988
Aspect Telecommunications Corp. (a) 197,000 12,509,500 Checkpoint Systems, Inc. (a) 130,000 3,217,500
Cisco Systems, Inc. (a)  2,255,500  143,506,188
Lucent Technologies, Inc.   470,200  21,746,750
Nokia Corp. AB sponsored ADR  115,900  6,678,738
P-COM, Inc. (a)  22,500  666,563
Tellabs, Inc. (a)  188,900  7,107,363
3Com Corp. (a)  249,300  18,292,388
U.S. Robotics Corp. (a)  57,500  4,140,000
  251,214,978
COMPUTER SERVICES & SOFTWARE - 10.8%
Affiliated Computer Services, Inc.
 Class A (a)  300,000  8,925,000
America Online, Inc. (a)  224,500  7,464,625
American Management Systems, Inc. (a)  250,000  6,125,000
Automatic Data Processing, Inc.   547,700  23,482,638
BBN Corp. (a)  100,000  2,250,000
BMC Software, Inc. (a)  300,000  12,412,500
CUC International, Inc. (a)  3,977,600  94,468,000
Cadence Design Systems, Inc. (a) 450,000 17,887,500 Ceridian Corp. (a) 120,000 4,860,000
Citrix Systems, Inc. (a)  42,300  1,652,344
Computer Associates International, Inc.   354,600  17,641,350
Computer Horizons Corp. (a)  15,000  577,500
Computer Sciences Corp. (a)  294,800  24,210,450
CompUSA, Inc. (a)  1,479,000  30,504,375
DST Systems, Inc. (a)  100,000  3,137,500
Electronic Data Systems Corp. 244,300 10,565,975 Electronics for Imaging, Inc. (a) 160,000 13,160,000
Equifax, Inc.   225,300  6,899,813
First Data Corp.   322,380  11,766,870
HBO & Co.   435,800  25,875,625
Henry (Jack) & Associates, Inc.   53,900  1,926,925

 SHARES VALUE (NOTE 1)
Inso Corp. (a)  132,300 $ 5,258,925
McAfee Associates, Inc. (a)  466,500  20,526,000
Microsoft Corp. (a)  725,000  59,903,125
Netscape Communications Corp. (a)  412,100  23,438,188
Oracle Systems Corp. (a)  2,636,700  110,082,225
Parametric Technology Corp.   531,000  27,280,125
Paychex, Inc.   287,500  14,788,281
PeopleSoft, Inc. (a)  540,000  25,886,250
Physician Computer Network, Inc. (a)  351,200  2,985,200
Policy Management Systems Corp. (a)  150,000  6,918,750
Remedy Corp. (a)  120,400  6,471,500
Sabre Group Holdings, Inc. Class A (a)  76,200  2,124,075
SunGard Data Systems, Inc. (a)  275,000  10,862,500
Sybase, Inc. (a)  136,400  2,276,175
Technology Solutions, Inc. (a)  175,000  7,262,500
Viasoft, Inc. (a)  125,000  5,906,250
  657,764,059
COMPUTERS & OFFICE EQUIPMENT - 5.5%
Adaptec, Inc. (a)  1,040,800  41,632,000
Bay Networks, Inc. (a)  270,000  5,636,250
Compaq Computer Corp. (a)  701,400  52,078,950
Dell Computer Corp. (a)  454,700  24,155,938
Diebold, Inc.   28,600  1,798,225
EMC Corp. (a)  563,000  18,649,375
FileNet Corp. (a)  236,600  7,571,200
Gateway 2000, Inc. (a)  89,300  4,783,131
Hewlett-Packard Co.   356,500  17,914,125
Ingram Micro, Inc. Class A (a)  162,200  3,730,600
International Business Machines Corp.   615,000  92,865,000
Lexmark International Group, Inc. (a)  142,700  3,942,088
Micron Electronics, Inc. (a)  322,600  6,270,538
Pitney Bowes, Inc.   200,000  10,900,000
Quantum Corp. (a)  231,600  6,629,550
Seagate Technology (a)  668,200  26,393,900
Tech Data Corp. (a)  275,500  7,541,813
  332,492,683
ELECTRONIC INSTRUMENTS - 0.4%
Applied Materials, Inc. (a)  184,000  6,612,500
Perkin-Elmer Corp.   79,700  4,692,338
Thermo Electron Corp.   275,000  11,343,750
  22,648,588
ELECTRONICS - 4.6%
Analog Devices, Inc. (a)  300,000  10,162,500
Atmel Corp. (a)  398,500  13,200,313
Cirrus Logic, Inc. (a)  225,900  3,501,450
Etec Systems, Inc. (a)  151,000  5,775,750
Intel Corp.   1,150,000  150,578,125
KEMET Corp. (a)  199,700  4,643,025
Linear Technology Corp.   515,000  22,595,625
Maxim Integrated Products, Inc. (a)  530,400  22,939,800
Micron Technology, Inc.   256,500  7,470,563
Motorola, Inc.   135,400  8,310,175
Solectron Corp. (a)  95,100  5,075,963
Storage Technology Corp. (a)  162,300  7,729,538
Texas Instruments, Inc.   152,300  9,709,125
Xilinx, Inc. (a)  159,300  5,864,231
  277,556,183
PHOTOGRAPHIC EQUIPMENT - 0.2%
Eastman Kodak Co.   185,100  14,854,275
TOTAL TECHNOLOGY   1,556,530,766
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.8%
AMR Corp. (a)  185,000 $ 16,303,125
America West Airlines, Inc. Class B (a)  529,600  8,407,400
Atlantic Southeast Airlines, Inc.   269,700  5,899,688
Comair Holdings, Inc.   150,000  3,600,000
Delta Air Lines, Inc.   37,600  2,664,900
Midwest Express Holdings, Inc. (a)  200,000  7,200,000
UAL Corp. (a)  125,000  7,812,500
  51,887,613
RAILROADS - 0.2%
CSX Corp.   244,000  10,309,000
TOTAL TRANSPORTATION   62,196,613
UTILITIES - 4.6%
CELLULAR - 1.6%
AirTouch Communications, Inc. (a)  1,851,800  46,757,950
Arch Communications Group, Inc. (a)  325,043  3,047,278
Palmer Wireless, Inc. (a)  947,200  9,945,600
360 Degrees Communications Co. (a)  675,800  15,627,875
Vanguard Cellular Systems, Inc.
  Class A (a)  1,146,700  18,060,525
  93,439,228
GAS - 0.2%
Enron Corp.   304,900  13,148,813
TELEPHONE SERVICES - 2.8%
Ameritech Corp.  190,500  11,549,063
Bell Atlantic Corp.   183,700  11,894,575
BellSouth Corp.   374,700  15,128,513
Cincinnati Bell, Inc.   65,400  4,030,275
Comsat Corp., Series 1  125,000  3,078,125
GTE Corp.   75,500  3,435,250
LCI International, Inc. (a)  771,200  16,580,800
MCI Communications Corp.   806,200  26,352,663
MFS Communications, Inc.   641,700  34,972,650
Mastech Corp.   56,400  1,071,600
SBC Communications, Inc.   162,500  8,409,375
Sprint Corp.   258,500  10,307,688
Telebras sponsored ADR  75,000  5,737,500
Telefonos de Mexico SA sponsored
 ADR representing Ord. Class L shares  75,000  2,475,000
WorldCom, Inc. (a)  625,600  16,304,700
  171,327,777
TOTAL UTILITIES   277,915,818
TOTAL COMMON STOCKS
 (Cost $4,316,599,345)   5,521,532,957
CASH EQUIVALENTS - 9.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 556,529,620  556,321,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $4,872,920,345) $  6,077,853,957
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,934,350 or 0.1% of net assets.
3. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Hollywood
 Entertainment Corp.  $ 172,425 $ 546,875 $ - $ -
Lycos, Inc.   -  -  -  -
Microwave Power
 Devices, Inc.   -  1,172,000  -  -
Sunglass Hut
 International, Inc.   17,079,408  19,336,265  -  -
Vanguard Cellular
 Systems, Inc. Class A   1,032,413  15,999,485  -  -
Wyndham Hotel Corp.   324,910  -  -  -
TOTALS  $ 18,609,156 $ 37,054,625 $ - $ -
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $5,184,860,168 and $3,798,902,641, respectively, of which U.S. government and government agency obligations aggregated $109,306,406 and $168,455,938, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,209,835 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $4,886,896,501. Net unrealized appreciation aggregated $1,190,957,456, of which $1,309,441,776 related to appreciated investment securities and $118,484,320 related to depreciated investment securities.
The fund hereby designates approximately $182,971,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at                                                                     $ 6,077,853,957
value (including repurchase agreements of $556,321,000) (cost $4,872,920,345) -
See accompanying schedule

Cash                                                                                              832

Receivable for investments sold                                                                   6,982,553

Receivable for fund shares sold                                                                   8,213,411

Dividends receivable                                                                              4,888,033

Other receivables                                                                                 435,798

 TOTAL ASSETS                                                                                     6,098,374,584

LIABILITIES

Payable for fund shares redeemed                                                   $ 8,403,261

Accrued management fee                                                              3,074,604

Other payables and                                                                  473,065
accrued expenses

 TOTAL LIABILITIES                                                                                11,950,930

NET ASSETS                                                                                       $ 6,086,423,654

Net Assets consist of:

Paid in capital                                                                                  $ 4,671,288,904

Undistributed net investment income                                                               41,404,557

Accumulated undistributed                                                                         168,796,602
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation (depreciation) on investments                                         1,204,933,591
and assets and liabilities in
foreign currencies

NET ASSETS, for 195,423,359 shares outstanding                                                   $ 6,086,423,654

NET ASSET VALUE, offering price                                                                   $31.14
and redemption price per
share ($6,086,423,654 (divided by) 195,423,359 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 44,216,166
Dividends

Interest                                                                           33,387,635

 TOTAL INCOME                                                                      77,603,801

EXPENSES

Management fee                                                     $ 31,760,621

Transfer agent fees                                                 3,029,150

Accounting fees and expenses                                        808,115

Non-interested trustees' compensation                               29,313

Custodian fees and expenses                                         156,863

Registration fees                                                   47,360

Audit                                                               66,493

Legal                                                               33,943

Miscellaneous                                                       28,325

 Total expenses before reductions                                   35,960,183

 Expense reductions                                                 (701,029       35,259,154
                                                                   )

NET INVESTMENT INCOME                                                              42,344,647

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   186,716,014
 realized loss of $15,650,936
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (2,445         186,713,569
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              451,420,485

 Assets and liabilities in                                          (146           451,420,339
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    638,133,908

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 680,478,555

OTHER INFORMATION

Expense reductions                                                                $ 694,383
Directed brokerage arrangements

 Custodian interest credits                                                        6,646

                                                                                  $ 701,029


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                       $ 42,344,647       $ 11,674,225

Net investment income


 Net realized gain (loss)                                                                         186,713,569        361,319,825


 Change in net unrealized appreciation (depreciation)                                             451,420,339        474,991,263


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  680,478,555        847,985,313


Distributions to shareholders                                                                     (11,769,237)       (12,404,421)

From net investment income


 From net realized gain                                                                           (297,173,230)      -


 TOTAL DISTRIBUTIONS                                                                              (308,942,467)      (12,404,421)


Share transactions                                                                                2,599,782,601      2,059,928,760

Net proceeds from sales of shares


 Reinvestment of distributions                                                                    308,942,467        12,404,421


 Cost of shares redeemed                                                                          (1,356,539,313)    (887,081,596)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          1,552,185,755      1,185,251,585


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         1,923,721,843      2,020,832,477


NET ASSETS


 Beginning of period                                                                              4,162,701,811      2,141,869,334


 End of period (including undistributed net investment income of $41,404,557 and $10,790,283,    $ 6,086,423,654    $ 4,162,701,811

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                             87,784,118         76,302,442


 Issued in reinvestment of distributions                                                          11,121,040         568,749


 Redeemed                                                                                         (46,058,296)       (33,037,870)


 Net increase (decrease)                                                                          52,846,862         43,833,321




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period       $ 29.20       $ 21.69       $ 23.08       $ 19.76       $ 18.51

Income from Investment Operations

 Net investment income                     .22           .08           .12           .12           .09

 Net realized and unrealized gain (loss)   3.82          7.55          (.12)         3.64          1.64

 Total from investment operations          4.04          7.63          -             3.76          1.73



Less Distributions

 From net investment income                (.08)         (.12)         (.12)         (.11)         (.05)

 From net realized gain                    (2.02)        -             (1.27)        (.21)         (.43)

 In excess of net realized gain            -             -             -             (.12)         -

 Total distributions                       (2.10)        (.12)         (1.39)        (.44)         (.48)

Net asset value, end of period             $ 31.14       $ 29.20       $ 21.69       $ 23.08       $ 19.76

TOTAL RETURN A, B                          14.71%        35.36%        (.02)%        19.37%        9.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 6,086,424   $ 4,162,702   $ 2,141,869   $ 1,383,849   $ 749,837

Ratio of expenses to average net assets    .69%          .70%          .70%          .71%          .75%

Ratio of expenses to average net assets
after expense reductions                    .67% D        .70%          .69%          .71%          .75%
                                                                                      D

Ratio of net investment income to average
net assets                                 .81%          .37%          .69%          .72%          .83%

Portfolio turnover rate                    81%           108%          122%          159%          262%

Average commission rate E                  $ .0416

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL
RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS
SHOWN. C  EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). E FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .61% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the months plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 16% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 28%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Growth Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Growth Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Growth Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.94 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.21 per share from net investment income.








INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Jennifer Uhrig, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co., Boston, MA
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: EQUITY-INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   14   The auditors' opinion.

DISTRIBUTIONS                       15



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996                YEAR     YEARS    YEARS

EQUITY-INCOME                    14.28%   17.98%   13.74%

S&P 500 (registered trademark)   22.96%   15.22%   15.27%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970120 075109 S00000000000001
             VIP:  Equity-Income         SP Standard & Poor 500
             00150                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11147.70                    11347.00
  1987/02/28      11407.19                    11795.21
  1987/03/31      11696.79                    12136.09
  1987/04/30      11405.62                    12028.08
  1987/05/31      11475.90                    12132.72
  1987/06/30      11715.12                    12745.42
  1987/07/31      12161.41                    13391.62
  1987/08/31      12496.13                    13891.12
  1987/09/30      12233.85                    13586.91
  1987/10/31       9846.51                    10660.29
  1987/11/30       9405.93                     9781.88
  1987/12/31       9886.75                    10526.28
  1988/01/31      10589.95                    10969.44
  1988/02/29      11114.72                    11480.61
  1988/03/31      10921.23                    11125.86
  1988/04/30      11102.01                    11249.36
  1988/05/31      11250.88                    11347.23
  1988/06/30      11890.98                    11868.07
  1988/07/31      11869.44                    11822.97
  1988/08/31      11664.79                    11420.99
  1988/09/30      12011.40                    11907.52
  1988/10/31      12218.68                    12238.55
  1988/11/30      12022.31                    12063.54
  1988/12/31      12132.06                    12274.65
  1989/01/31      12881.37                    13173.16
  1989/02/28      12815.25                    12845.14
  1989/03/31      13092.83                    13144.44
  1989/04/30      13598.12                    13826.63
  1989/05/31      14002.36                    14386.61
  1989/06/30      14011.95                    14304.61
  1989/07/31      14828.85                    15596.31
  1989/08/31      15067.11                    15902.00
  1989/09/30      14897.72                    15836.80
  1989/10/31      14038.23                    15469.39
  1989/11/30      14118.45                    15784.96
  1989/12/31      14236.27                    16163.80
  1990/01/31      13274.83                    15079.21
  1990/02/28      13353.50                    15273.73
  1990/03/31      13375.52                    15678.49
  1990/04/30      12911.77                    15286.53
  1990/05/31      13766.04                    16776.96
  1990/06/30      13628.98                    16662.88
  1990/07/31      13295.66                    16609.56
  1990/08/31      12233.98                    15108.05
  1990/09/30      11284.97                    14372.29
  1990/10/31      10997.21                    14310.49
  1990/11/30      11785.41                    15234.95
  1990/12/31      12059.63                    15660.00
  1991/01/31      12706.36                    16342.78
  1991/02/28      13581.35                    17511.29
  1991/03/31      13863.09                    17935.06
  1991/04/30      13927.87                    17978.11
  1991/05/31      14692.28                    18754.76
  1991/06/30      14091.53                    17895.79
  1991/07/31      14890.40                    18729.74
  1991/08/31      15204.71                    19173.63
  1991/09/30      15100.36                    18853.43
  1991/10/31      15351.81                    19106.07
  1991/11/30      14690.09                    18336.09
  1991/12/31      15851.00                    20433.74
  1992/01/31      16065.02                    20053.67
  1992/02/29      16586.70                    20314.37
  1992/03/31      16383.45                    19918.24
  1992/04/30      16896.70                    20503.84
  1992/05/31      17031.76                    20604.31
  1992/06/30      16882.65                    20297.30
  1992/07/31      17400.02                    21127.46
  1992/08/31      17018.80                    20694.35
  1992/09/30      17195.47                    20938.54
  1992/10/31      17401.32                    21011.83
  1992/11/30      18032.60                    21728.33
  1992/12/31      18527.78                    21995.59
  1993/01/31      19080.85                    22180.35
  1993/02/28      19509.47                    22482.00
  1993/03/31      20090.87                    22956.37
  1993/04/30      20007.33                    22400.83
  1993/05/31      20369.33                    23001.17
  1993/06/30      20608.92                    23067.88
  1993/07/31      20889.31                    22975.60
  1993/08/31      21688.44                    23846.38
  1993/09/30      21605.52                    23662.76
  1993/10/31      21803.09                    24152.58
  1993/11/30      21422.06                    23923.13
  1993/12/31      21917.23                    24212.60
  1994/01/31      22882.50                    25035.83
  1994/02/28      22293.23                    24357.36
  1994/03/31      21360.60                    23295.38
  1994/04/30      22096.65                    23593.56
  1994/05/31      22306.96                    23980.49
  1994/06/30      22169.14                    23392.97
  1994/07/31      22909.62                    24160.26
  1994/08/31      24088.35                    25150.83
  1994/09/30      23693.72                    24534.64
  1994/10/31      24180.06                    25086.67
  1994/11/30      23389.76                    24173.01
  1994/12/31      23465.84                    24531.50
  1995/01/31      23832.73                    25167.60
  1995/02/28      24741.48                    26148.38
  1995/03/31      25595.80                    26920.02
  1995/04/30      26307.69                    27712.81
  1995/05/31      27100.48                    28820.49
  1995/06/30      27489.85                    29489.99
  1995/07/31      28547.77                    30467.88
  1995/08/31      28905.84                    30544.36
  1995/09/30      29865.49                    31833.33
  1995/10/31      29521.83                    31719.68
  1995/11/30      30798.28                    33112.18
  1995/12/31      31700.57                    33749.92
  1996/01/31      32621.81                    34898.76
  1996/02/29      32731.39                    35222.28
  1996/03/31      33075.93                    35561.47
  1996/04/30      33506.60                    36085.64
  1996/05/31      33868.37                    37016.29
  1996/06/30      33558.28                    37157.32
  1996/07/31      31921.71                    35515.71
  1996/08/31      32576.34                    36264.74
  1996/09/30      33971.73                    38305.72
  1996/10/31      34523.00                    39362.19
  1996/11/30      36831.42                    42337.58
  1996/12/31      36228.48                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970120 075111 R00000000000123

Let's say hypothetically $10,000 was invested in Equity-Income Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $36,228 - a 262.28% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $41,499 over the same period - a 314.99% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                                % OF FUND'S
                                INVESTMENTS

British Petroleum PLC ADR       3.2

Aetna, Inc.                     2.5

General Electric Co.            2.2

Intel Corp.                     2.0

Royal Dutch Petroleum Co. ADR   1.8

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 19966
              % OF FUND'S
              INVESTMENTS

Finance       16.4

Energy        14.6

Health        13.3

Technology    7.9

Nondurables   7.9

ASSET ALLOCATION AS OF DECEMBER 31, 1996 *
Row: 1, Col: 1, Value: 6.8
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 91.5
Stocks  91.5%
Bonds  1.7%
Short-term investments 6.8%
FOREIGN INVESTMENTS 8.1%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Stephen Petersen became Portfolio Manager of Equity-Income Portfolio on January 6, 1997, after the period ended.
Q. HOW DID THE FUND PERFORM, STEPHEN?
A. While performing well on an absolute basis, the fund underperformed the Standard & Poor's 500 Index, which returned 22.96% for the 12 months ended December 31, 1996.
Q. WHY WERE THE FUND'S RETURNS DISAPPOINTING DURING THE PAST SIX MONTHS?
A. There are a couple of reasons. Primarily, though, it's because of the equity-income style of investing that the fund follows. Equity-income fund managers seek to own stocks of quality companies that also have attractive dividend yields equal to or greater than the market average. Having that sort of orientation attracts equity-income style managers to utility stocks, financial stocks and cyclical stocks such as automobiles and basic industries. As a group, the industries I just mentioned - with the exception of financial stocks - performed well on an absolute basis but underperformed the overall market during the past year. As in 1995, the strong performance of the overall stock market was primarily concentrated in technology stocks and larger market-capitalization stocks such as Coca Cola and Gillette.
Q. AND THE FUND DIDN'T HAVE LARGE HOLDINGS IN MANY OF THE OUTPERFORMING
STOCKS?
A. Exactly. The past 12 months have not really been a stock picker's market, but one in which the S&P 500 managed to outperform most actively managed mutual funds such as this one. Also, the fund had a fairly large weighting in mid-cap stocks that also underperformed the market average.
Q. WHAT HOLDINGS DID PERFORM WELL?
A. Some of the fund's top holdings performed well, including General Electric, IBM and Philip Morris. The fund also was helped by its weighting in financial stocks such as Aetna, the Federal National Mortgage Association, Citicorp and American Express. However, some of the fund's utility stocks and convertible bonds were drags on performance.
Q. YOU TOOK OVER THE FUND IN EARLY JANUARY 1997. WHAT ARE YOUR PLANS FOR THE FUND? WHAT CHANGES CAN SHAREHOLDERS EXPECT FROM YOU?
A. As an equity-income manager, my investment strategy is to look for better-than-average yielding large-cap stocks with attractive attributes that will lead to capital appreciation over time. I try to buy stocks that are currently out-of-favor within this framework, and try to avoid taking large positions in certain segments of the market, such as mid-cap stocks or convertible bonds. Once the out-of-favor stocks appreciate, I sell them and buy other out-of-favor stocks. Mine is a methodical, straight-forward process that emphasizes individual stock picking more than anything else.
Q. WHAT DO YOU LOOK FOR IN DIVIDEND-YIELDING STOCKS?
A. I usually buy stocks that have dividend yields equal to or above the average yield of the S&P 500 - currently about 2%. If I own companies with lower yields, it's because the company has decided to distribute excess capital to shareholders in other ways, such as stock repurchase programs. This is consistent with my strategy of owning companies that are strong income producers with higher-than-average dividends, along with stocks of undervalued companies that I think have the potential to appreciate over time.
Q. DOES THE FUND OWN TURNAROUND STOCKS OR COMPANIES THAT ARE UNDERGOING POSITIVE CHANGE?
A. Yes. While my goal is to have the fund primarily invested in quality companies with consistent earnings growth, I would like to own some companies that haven't performed well in the market recently, and therefore may have lower valuations and better opportunity for capital appreciation. It's an approach I've used in the past with some other funds I've managed and it's worked well.
Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?
A. I don't sense that there's been any significant change in the mood of the market - it still favors consistent earnings growth. Since the market continues to reward stocks of large-cap companies with consistent earnings, it's quite difficult to outperform the general market, especially with the equity-income style of investing. However, as everyone knows, the economic recovery has been underway since 1991 - historically, quite a long period of time for a strong economy without an interruption or correction. Therefore, I'm trying to structure the fund so it can perform relatively well when and if the market changes course. While I think the outlook for this fund remains good, investors should be cautious after the past two years of more than 20% returns from the overall market.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.0%
AEROSPACE & DEFENSE - 3.3%
Alliant Techsystems, Inc. (a)  215,000 $ 11,825,000
Boeing Co.   834,000  88,716,750
Lockheed Martin Corp.   425,603  38,942,675
Northrop Grumman Corp.   874,500  72,364,875
Thiokol Corp.   376,700  16,857,325
  228,706,625
DEFENSE ELECTRONICS - 0.7%
Litton Industries, Inc. (a)  1,042,500  49,649,063
SHIP BUILDING & REPAIR - 1.0%
General Dynamics Corp.   991,500  69,900,750
TOTAL AEROSPACE & DEFENSE   348,256,438
BASIC INDUSTRIES - 4.6%
CHEMICALS & PLASTICS - 2.8%
IMC Fertilizer Group, Inc.   1,084,900  42,446,713
Monsanto Co.   1,940,000  75,417,500
Raychem Corp.   239,400  19,181,925
Synetic, Inc. (a)(d)  1,157,582  56,142,727
  193,188,865
METALS & MINING - 1.8%
Alcan Aluminium Ltd.   1,400,000  47,233,468
Aluminum Co. of America  740,900  47,232,375
Inco Ltd.   1,029,193  32,846,186
  127,312,029
TOTAL BASIC INDUSTRIES   320,500,894
CONGLOMERATES - 2.1%
AlliedSignal, Inc.   1,055,100  70,691,700
Coltec Industries, Inc. (a)  1,371,600  25,888,950
Tyco International Ltd.   962,742  50,904,983
  147,485,633
CONSTRUCTION & REAL ESTATE - 0.5%
BUILDING MATERIALS - 0.5%
Masco Corp.   1,045,400  37,634,400
DURABLES - 2.1%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Snap-on Tools Corp.   335,150  11,939,719
CONSUMER DURABLES - 0.3%
Minnesota Mining &
 Manufacturing Co.   269,500  22,334,813
CONSUMER ELECTRONICS - 1.2%
Sunbeam-Oster, Inc.   3,092,300  79,626,725
TEXTILES & APPAREL - 0.4%
Reebok International Ltd.   687,700  28,883,400
TOTAL DURABLES   142,784,657
ENERGY - 14.5%
ENERGY SERVICES - 1.1%
BJ Services Co. (a)  144,100  7,349,100
Schlumberger Ltd.   720,600  71,969,925
  79,319,025
OIL & GAS - 13.4%
Amerada Hess Corp.   464,500  26,882,938
Amoco Corp.   150,000  12,075,000
British Petroleum PLC ADR  1,591,493  224,997,323
Burlington Resources, Inc.   566,700  28,547,513

 SHARES VALUE (NOTE 1)
Chevron Corp.   929,600 $ 60,424,000
Exxon Corp.   1,040,000  101,920,000
Lomak Petroleum, Inc.   329,000  5,634,125
Mobil Corp.   136,300  16,662,675
Occidental Petroleum Corp.   1,665,200  38,924,050
Pennzoil Co.   1,100,400  62,172,600
Royal Dutch Petroleum Co. ADR  724,500  123,708,375
Texaco, Inc.   1,080,000  105,975,000
Tosco Corp.   216,600  17,138,475
Total SA Class B  594,700  48,355,183
Unocal Corp.   1,447,665  58,811,391
  932,228,648
TOTAL ENERGY   1,011,547,673
FINANCE - 15.2%
BANKS - 7.8%
Bank of Boston Corp.   1,127,100  72,416,175
Bank of New York Co., Inc.   1,675,000  56,531,250
BankAmerica Corp.   734,700  73,286,325
Chase Manhattan Corp.   1,040,000  92,820,000
Citicorp  874,400  90,063,200
First Bank System, Inc.   592,530  40,440,173
National City Corp.   1,057,785  47,468,102
SunTrust Banks, Inc.   767,300  37,789,525
U.S. Bancorp  728,700  32,745,956
  543,560,706
CREDIT & OTHER FINANCE - 0.7%
American Express Co.   905,172  51,142,218
FEDERAL SPONSORED CREDIT - 1.5%
Federal Home Loan
 Mortgage Corporation  100,900  11,111,613
Federal National Mortgage
 Association  2,478,700  92,331,575
  103,443,188
INSURANCE - 4.4%
Aetna, Inc.   2,135,700  170,856,000
Allstate Corp.   774,999  44,853,056
ITT Hartford Group, Inc.   663,300  44,772,750
Travelers Group, Inc. (The)  1,011,667  45,904,375
  306,386,181
SAVINGS & LOANS - 0.5%
Great Western Financial Corp.   1,184,100  34,338,900
SECURITIES INDUSTRY - 0.3%
Lehman Brothers Holdings, Inc.   598,800  18,787,350
TOTAL FINANCE   1,057,658,543
HEALTH - 12.2%
DRUGS & PHARMACEUTICALS - 5.4%
American Home Products Corp.   1,773,000  103,942,125
Barr Laboratories, Inc. (a)(d)  1,141,800  28,973,175
Bristol-Myers Squibb Co.   675,400  73,449,750
Genentech, Inc. special (a)  534,400  28,657,200
Lilly (Eli) & Co.   495,800  36,193,400
Schering-Plough Corp.   219,700  14,225,575
Sepracor, Inc. (a)  475,000  7,896,875
Warner-Lambert Co.   1,049,000  78,675,000
  372,013,100
MEDICAL EQUIPMENT & SUPPLIES - 3.6%
Bard (C.R.), Inc.   1,173,500  32,858,000
Cardiac Control Systems, Inc. (a)(d)  99,800  149,700
Cardinal Health, Inc.   1,768,700  103,026,775
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
Nellcor, Inc. (a)  421,700 $ 9,224,688
U.S. Surgical Corp.   2,707,000  106,588,125
  251,847,288
MEDICAL FACILITIES MANAGEMENT - 3.2%
Beverly Enterprises, Inc. (a)(d)  5,522,000  70,405,500
Columbia/HCA Healthcare Corp.   2,422,350  98,710,763
Integramed America, Inc. (a)(d)  605,500  983,938
PacifiCare Health Systems, Inc.
 Class B (a)  624,000  53,196,000
US Diagnostic Labs, Inc. (a)  100,000  925,000
  224,221,201
TOTAL HEALTH   848,081,589
HOLDING COMPANIES - 0.1%
Koor Industries Ltd. sponsored ADR 617,300 10,494,100 INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
ELECTRICAL EQUIPMENT - 2.3%
American Superconductor Corp. (a)  419,800  4,460,375
General Electric Co.   1,572,800  155,510,600
  159,970,975
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Caterpillar, Inc.   695,000  52,298,750
POLLUTION CONTROL - 1.1%
WMX Technologies, Inc.   2,405,200  78,469,650
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   290,739,375
MEDIA & LEISURE - 4.4%
ENTERTAINMENT - 1.7%
All American Communications, Inc. (a)  280,434  3,785,859
GC Cos., Inc. (a)  251,100  8,694,338
Viacom, Inc. Class B (non-vtg.)(a)  3,148,500  109,803,938
  122,284,135
LEISURE DURABLES & TOYS - 1.4%
Hasbro, Inc.   2,490,500  96,818,188
LODGING & GAMING - 0.7%
HFS, Inc.   365,000  21,808,750
Mirage Resorts, Inc. (a)  266,600  5,765,225
WMS Industries, Inc. (a)  981,800  19,636,000
  47,209,975
PUBLISHING - 0.6%
Harcourt General, Inc.   385,600  17,785,800
Hollinger International, Inc. Class A  1,989,400  22,878,100
  40,663,900
TOTAL MEDIA & LEISURE   306,976,198
NONDURABLES - 7.9%
BEVERAGES - 0.9%
Anheuser-Busch Companies, Inc.   1,595,300  63,812,000
FOODS - 1.0%
General Mills, Inc.   1,060,600  67,215,525
HOUSEHOLD PRODUCTS - 4.5%
Avon Products, Inc.   90,600  5,175,525
Colgate-Palmolive Co.   330,000  30,442,500
Gillette Co.   1,250,700  97,241,925
Procter & Gamble Co.   810,800  87,161,000
Stanhome, Inc.   474,900  12,584,850

 SHARES VALUE (NOTE 1)
Unilever NV ADR  200,000 $ 35,050,000
Unilever PLC Ord.  1,705,400  41,337,105
  308,992,905
TOBACCO - 1.5%
Philip Morris Companies, Inc.   944,800  106,408,100
TOTAL NONDURABLES   546,428,530
PRECIOUS METALS - 0.0%
Naxos Resources Ltd. (a)  60,200  233,275
RETAIL & WHOLESALE - 5.4%
APPAREL STORES - 0.0%
Limited, Inc. (The)  90,800  1,668,450
DRUG STORES - 1.0%
Rite Aid Corp.   1,187,100  47,187,225
Walgreen Co.   634,200  25,368,000
  72,555,225
GENERAL MERCHANDISE STORES - 1.8%
Consolidated Stores Corp. (a)  2,066,125  66,374,266
Wal-Mart Stores, Inc.   573,800  13,125,675
Woolworth Corp. (a)  2,100,800  45,955,000
  125,454,941
RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%
Staples, Inc. (a)  2,095,700  37,853,581
Tandy Corp.   1,817,800  79,983,200
Toys "R" Us, Inc. (a)  1,180,000  35,400,000
U.S. Office Products Co. (a)  750,800  25,621,050
  178,857,831
TOTAL RETAIL & WHOLESALE   378,536,447
SERVICES - 1.2%
ADVERTISING - 0.5%
Interpublic Group of Companies, Inc.   658,500  31,278,750
PRINTING - 0.6%
Harland (John H.) Co.   1,251,300  41,292,900
SERVICES - 0.1%
HealthCare COMPARE Corp. (a)  223,800  9,483,525
TOTAL SERVICES   82,055,175
TECHNOLOGY - 7.6%
COMPUTER SERVICES & SOFTWARE - 0.7%
Equifax, Inc.   1,568,900  48,047,563
COMPUTERS & OFFICE EQUIPMENT - 3.2%
Hewlett-Packard Co.   1,000,000  50,250,000
International Business Machines Corp.   730,000  110,230,000
Pitney Bowes, Inc.   991,000  54,009,500
Silicon Graphics, Inc. (a)  444,200  11,327,100
  225,816,600
ELECTRONIC INSTRUMENTS - 0.3%
Varian Associates, Inc.   360,900  18,360,788
ELECTRONICS - 2.1%
AMP, Inc.   187,500  7,195,313
Intel Corp.   1,059,000  138,662,813
  145,858,126
PHOTOGRAPHIC EQUIPMENT - 1.3%
Eastman Kodak Co.   988,500  79,327,125
Panavision, Inc. (a)(d)  437,400  9,076,050
  88,403,175
TOTAL TECHNOLOGY   526,486,252
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.7%
AIR TRANSPORTATION - 1.1%
Northwest Airlines Corp. Class A (a)  1,976,200 $ 77,318,825
RAILROADS - 0.6%
CSX Corp.   217,900  9,206,275
Conrail, Inc.   286,826  28,575,040
  37,781,315
TOTAL TRANSPORTATION   115,100,140
UTILITIES - 1.0%
TELEPHONE SERVICES - 1.0%
LCI International, Inc. (a)  649,400  13,962,100
Southern New England
 Telecommunications Corp.   670,300  26,057,913
WorldCom, Inc. (a)  1,103,800  28,767,788
   68,787,801
TOTAL COMMON STOCKS
 (Cost $5,403,361,996)   6,239,787,120
CONVERTIBLE PREFERRED STOCKS - 1.8%
FINANCE - 1.2%
INSURANCE - 0.8%
Aetna, Inc. Class C 6.25%  760,000  60,325,000
SECURITIES INDUSTRY - 0.4%
Salomon, Inc. $2.03  840,700  25,641,350
TOTAL FINANCE   85,966,350
HEALTH - 0.6%
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
U.S. Surgical Corp. $2.20 (c)  1,027,500  39,301,875
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $109,599,084)   125,268,225
CONVERTIBLE BONDS - 1.7%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (B) AMOUNT
CONSTRUCTION & REAL ESTATE - 0.5%
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Liberty Property exchangeable
 8%, 7/1/01 B1 $ 27,985,000  35,785,819
ENERGY - 0.1%
OIL & GAS - 0.1%
Lomak Petroleum, Inc.
 6%, 2/1/07 (c) -  10,000,000  10,750,000
HEALTH - 0.5%
MEDICAL FACILITIES MANAGEMENT - 0.5%
NovaCare, Inc.
 5 1/2%, 1/15/00 B1  38,787,000  34,811,333
MEDIA & LEISURE - 0.1%
LEISURE DURABLES & TOYS - 0.1%
Hasbro Corp. 6%, 11/15/98 A3  3,000,000  3,952,500

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 0.2%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
US Office Products Co.
 5 1/2%, 2/1/01 B3 $ 10,000,000 $ 13,200,000
TECHNOLOGY - 0.3%
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Unisys Corp.
 8 1/4%, 8/1/00 B3  22,579,000  21,901,630
TOTAL CONVERTIBLE BONDS
 (Cost $111,371,760)   120,401,282
CASH EQUIVALENTS - 6.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 468,719,704  468,544,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $6,092,876,840) $ 6,954,000,627
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $50,051,875 or 0.7% of net assets.
4. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Advanced Medical, Inc.  $ - $ 2,059,931 $ - $ -
Barr Laboratories, Inc.   -  -  -  28,973,175
Beverly Enterprises, Inc.   -  -  -  70,405,500
Cardiac Control
 Systems, Inc.   -  -  -  149,700
Integramed
 America, Inc.   -  -  -  983,938
Panavision, Inc.   527,021  -  -  9,076,050
Synetic, Inc.   2,831,088  -  -  56,142,727
TOTALS  $ 3,358,109 $ 2,059,931 $ - $ 165,731,090
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $11,836,384,153 and $10,451,663,817, respectively, of which U.S. government and government agency obligations aggregated $0 and $328,865,673, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,583,630, for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.1% AAA, AA, A 0.1%
Baa 0.0% BBB 0.0%
Ba 0.0% BB 0.0%
B 1.5% B 0.8%
Caa 0.0% CCC 0.2%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment in securities.
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $21,073,000 and $6,793,750, respectively. The weighted average interest rate was 5.8% (see Note 5 of Notes to Financial Statements). INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $6,108,113,364. Net unrealized appreciation aggregated $845,887,263, of which $912,793,695 related to appreciated investment securities and $66,906,432 related to depreciated investment securities.
The fund hereby designates approximately $446,325,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at                                                                      $ 6,954,000,627
value (including repurchase agreements of $468,544,000) (cost $6,092,876,840) -
See accompanying schedule

Cash                                                                                               1,686,975

Receivable for investments sold                                                                    20,320,841

Receivable for fund shares sold                                                                    4,023,402

Dividends receivable                                                                               8,912,470

Interest receivable                                                                                3,117,054

Other receivables                                                                                  122,761

 TOTAL ASSETS                                                                                      6,992,184,130

LIABILITIES

Payable for investments purchased                                                  $ 22,508,059

Payable for fund shares redeemed                                                    5,207,198

Accrued management fee                                                              2,904,152

Other payables and                                                                  474,698
accrued expenses

 TOTAL LIABILITIES                                                                                 31,094,107

NET ASSETS                                                                                        $ 6,961,090,023

Net Assets consist of:

Paid in capital                                                                                   $ 5,393,181,590

Undistributed net investment income                                                                117,454,549

Accumulated undistributed net realized gain (loss) on investments and foreign                      589,335,531
currency transactions

Net unrealized appreciation (depreciation) on investments                                          861,118,353
and assets and liabilities in
foreign currencies

NET ASSETS, for 330,981,233                                                                       $ 6,961,090,023
shares outstanding

NET ASSET VALUE, offering price                                                                    $21.03
and redemption price per
share ($6,961,090,023 (divided by) 330,981,233 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 103,954,015
Dividends

Interest                                                                           46,819,075

 TOTAL INCOME                                                                      150,773,090

EXPENSES

Management fee                                                     $ 30,150,885

Transfer agent fees                                                 3,382,642

Accounting fees and expenses                                        809,457

Non-interested trustees' compensation                               37,037

Custodian fees and expenses                                         148,790

Registration fees                                                   42,083

Audit                                                               88,174

Legal                                                               36,257

Interest                                                            4,392

Miscellaneous                                                       34,321

 Total expenses before reductions                                   34,734,038

 Expense reductions                                                 (1,419,527     33,314,511
                                                                   )

NET INVESTMENT INCOME                                                              117,458,579

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   597,126,563
 realized gain of $529,821
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (9,078         597,117,485
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              91,004,487

 Assets and liabilities in                                          (11,569        90,992,918
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    688,110,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 805,568,982

OTHER INFORMATION                                                                 $ 1,390,319
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                        29,208

                                                                                  $ 1,419,527


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                       $ 117,458,579     $ 88,914,157

Net investment income


 Net realized gain (loss)                                                                         597,117,485       220,997,465


 Change in net unrealized appreciation (depreciation)                                             90,992,918        715,587,919


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  805,568,982       1,025,499,541


Distributions to shareholders                                                                     (7,876,787)       (84,729,039)

From net investment income


 From net realized gain                                                                           (225,801,230)     (121,254,353)


 TOTAL DISTRIBUTIONS                                                                              (233,678,017)     (205,983,392)


Share transactions                                                                                1,829,128,598     1,784,340,253

Net proceeds from sales of shares


 Reinvestment of distributions                                                                    233,678,017       205,981,922


 Cost of shares redeemed                                                                          (553,042,238)     (214,815,736)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          1,509,764,377     1,775,506,439


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         2,081,655,342     2,595,022,588


NET ASSETS


 Beginning of period                                                                              4,879,434,681     2,284,412,093


 End of period (including undistributed net investment income of $117,454,549 and $8,997,355,    $ 6,961,090,023   $ 4,879,434,681

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                             93,794,843        103,951,843


 Issued in reinvestment of distributions                                                          12,390,139        12,868,445


 Redeemed                                                                                         (28,467,146)      (12,384,683)


 Net increase (decrease)                                                                          77,717,836        104,435,605




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period                            $ 19.27       $ 15.35       $ 15.44       $ 13.40       $ 11.85

Income from Investment Operations

 Net investment income                                          .35           .41           .41           .37           .40

 Net realized and unrealized gain (loss)                        2.30          4.69          .64           2.06          1.57

 Total from investment operations                               2.65          5.10          1.05          2.43          1.97



Less Distributions

 From net investment income                                     (.03)         (.40)         (.37)         (.35)         (.42)

 In excess of net investment income                             -             -             -             (.04)         -

 From net realized gain                                         (.86)         (.78)         (.77)         -             -

 Total distributions                                            (.89)         (1.18)        (1.14)        (.39)         (.42)

Net asset value, end of period                                  $ 21.03       $ 19.27       $ 15.35       $ 15.44       $ 13.40

TOTAL RETURN A, B                                               14.28%        35.09%        7.07%         18.29%        16.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                         $ 6,961,090   $ 4,879,435   $ 2,284,412   $ 1,318,500   $ 592,880

Ratio of expenses to average net assets                         .58%          .61%          .60%          .62%          .65%

Ratio of expenses to average net assets after expense reductions.56% D        .61%          .58%          .62%          .65%
                                                                                            D

Ratio of net investment income to average net assets            1.97%         2.56%         2.83%         2.87%         3.52%

Portfolio turnover rate                                         186%          87%           134%          120%          74%

Average commission rate E                                       $ .0426

THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS SHOWN.
EFFECTIVE JANUARY 1,1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES.
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
 REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




5. SIGNIFICANT ACCOUNTING POLICIES.
Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
6. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
7. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
8. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .20%. For the period, the management fee was equivalent to an annual rate of .51% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
9. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.
10. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
11. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 20% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 29%.
12. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Equity-Income Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Equity-Income Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Equity-Income Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.81 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.36 per share from net investment income.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Stephen Petersen, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: MONEY MARKET PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



PERFORMANCE                         3    How the fund has done over time.

FUND TALK                           4    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         5    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                9    Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               11   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   12   The auditors' opinion.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996    YEAR     YEARS    YEARS

MONEY MARKET         5.41%    4.53%    5.96%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
If Fidelity had not reimbursed certain fund expenses, the past five and ten year total returns would have been lower. Yield will vary.
YIELD
Row: 1, Col: 1, Value: 5.56
Row: 1, Col: 2, Value: 2.83
Row: 2, Col: 1, Value: 5.13
Row: 2, Col: 2, Value: 2.71
Row: 3, Col: 1, Value: 5.159999999999999
Row: 3, Col: 2, Value: 2.66
Row: 4, Col: 1, Value: 5.3
Row: 4, Col: 2, Value: 2.67
Row: 5, Col: 1, Value: 5.28
Row: 5, Col: 2, Value: 2.64
Money Market
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%
  12/27/95 4/3/96 6/26/96 10/2/96 12/30/96

 MONEY MARKET 5.56% 5.13% 5.16% 5.30% 5.28%

 MMDA 2.83% 2.71% 2.66% 2.67% 2.64
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR. TM

COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
Government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.
Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Bob Litterst, Portfolio Manager of Money Market Portfolio
Q. BOB, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST YEAR?
A. It has gone through some interesting changes. At the beginning of the period, the economy was growing slowly, inflationary pressures were mild and it seemed a balanced budget agreement was in the offing. The Federal Reserve Board reduced short-term rates in January, and market participants were optimistic that additional rate cuts would occur in the months ahead. But things changed dramatically, beginning with Fed Chairman Alan Greenspan's Congressional testimony in February suggesting that market expectations of further rate cuts were excessive. February's employment report then came in well above most analysts' predictions, depicting a much stronger labor market than previously thought. Stronger economic signals caused participants to revise their expectations regarding monetary policy, and short-term rates rose. Ultimately, the economy grew at a 4.7% annual rate in the second quarter, well above a non-inflationary pace. As a result, short-term interest rates rose higher through the second quarter and into the summer.
Q. BUT THE FED DIDN'T RAISE RATES . . .
A. That's right, for two reasons. First, the key inflation indices were well-behaved. Rising wages didn't get translated into higher prices. And second, the Fed anticipated a slowdown in economic activity in the second half of the year. Minutes from the Fed's Open Market Committee meetings indicated that the Fed did adopt a tightening bias in July and maintained it through its November meeting. Nonetheless, the Fed did not take direct action on short-term interest rates. During September and October, the market breathed a sigh of relief as the Fed's economic projections turned out to be correct. Job growth decelerated, third quarter gross domestic product (GDP) slowed sharply and inflation numbers were reassuring. With the economy slowing and inflation subdued, tightening fears subsided and short-term rates retraced their earlier rise.
Q. WHAT HAS YOUR STRATEGY BEEN THROUGH THIS FLUCTUATING MARKET?
A. At the start of the period, the fund's average maturity was 70 days because I felt rates were on a downward trend and I wanted to lock in higher yields. When market sentiment shifted and rates rose in anticipation of an increase in the federal funds rate, I shortened the average maturity somewhat - to help me position the fund so I could reinvest at ever-higher yields as the fund's existing holdings matured. In the summer, I shortened the maturity further to the 50-day range because the potential for Fed tightening was strong, and, again, I wanted to be able to obtain higher yields going forward. From that point, I increased the average maturity of the fund by purchasing some securities further out on the yield curve that I felt were factoring in the worst case scenario regarding potential Fed tightening. At the end of September, the fund's average maturity was back out to 70 days, reflecting my opinion that Fed policy would remain steady for the foreseeable future. Since that time, I've kept the maturity in the 60-70 day range.
Q. WHAT DO YOU SEE LOOKING OUT OVER THE NEXT SEVERAL MONTHS?
A. The consumer retrenched a great deal in the third quarter after contributing to strong GDP growth in the first half of the year. The debate at this point is whether this slowdown is a "pause to refresh" or the beginning of a new trend where consumers are too debt-strapped to keep on spending. Recent economic data suggest that fourth-quarter real GDP growth may be stronger than initially expected, led by consumption, trade and construction spending. Nevertheless, I expect Fed monetary policy to be stable at least through the first quarter of 1997. If the economy grows at an above-trend pace and/or wage and price pressures accelerate, expectations of tightening should reappear. On the other hand, I think it's unlikely the Fed will ease because of concern about tight labor market conditions and rising wage pressures. Additionally, in December Greenspan warned of "irrational exuberance" in the equity markets, a condition that probably would not cause the Fed to increase rates, but might restrict its ability to ease if the economy weakens.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 0.7%
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Chase Manhattan Bank
2/3/97 5.42% $ 3,062,567 $ 3,047,547
5/13/97 5.64  3,000,000  2,939,280
6/12/97 5.54  2,270,786  2,215,811
TOTAL BANKERS' ACCEPTANCES   8,202,638
CERTIFICATES OF DEPOSIT - 33.0%
DOMESTIC CERTIFICATES OF DEPOSIT - 5.5%
American Express Centurion Bank
1/13/97 5.47  10,000,000  10,000,000
1/16/97 5.50  3,000,000  3,000,000
Bank of America-Illinois
3/24/97 5.43  500,000  500,288
Bank of New York, NY
1/29/97 5.31 (a)  3,000,000  3,000,000
Chase Manhattan Bank
1/8/97 5.85  10,000,000  10,000,000
Corestates Bank
1/10/97 5.58 (a)  10,000,000  9,997,181
Mellon Bank, N.A.
1/29/97 5.60  15,000,000  15,000,000
Morgan Guaranty Trust, NY
8/12/97 5.78  4,000,000  3,998,612
8/12/97 5.80  5,000,000  4,997,870
    60,493,951
CHICAGO BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 1.9%
ABN-AMRO Bank
3/10/97 5.40  10,000,000  10,000,000
3/18/97 5.80  2,000,000  1,998,271
12/23/97 5.70  5,000,000  4,997,659
Bank of Montreal
1/7/97 5.45  4,000,000  3,999,290
    20,995,220
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 17.3%
Bank of Scotland Treasury Services
3/20/97 5.48  10,000,000  10,000,000
Bank of Tokyo-Mitsubishi Ltd.
1/6/97 5.60  5,000,000  5,000,000
1/16/97 5.48  4,000,000  3,999,996
2/24/97 5.45  3,000,000  3,000,000
3/3/97 5.50  7,000,000  7,000,000
Bayerische Hypotheken-und Weschel
4/7/97 5.40  6,000,000  6,000,000
Bayerische Landesbank Girozentrale
1/22/97 5.53  6,000,000  6,000,000
Bayerische Vereinsbank A.G.
2/3/97 5.57  25,000,000  25,000,000
Caisse Nationale de Credit Agricole
2/18/97 5.41  5,000,000  5,000,000
6/16/97 5.50  5,000,000  5,000,000
Canadian Imperial Bank of Commerce
1/27/97 5.40  8,000,000  8,000,000
Commerzbank, Germany
2/26/97 5.42  10,000,000  10,001,825
2/26/97 5.73  1,000,000  999,764

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Landesbank Hessen-Thuringen
9/5/97 6.20% $ 15,000,000 $ 15,000,968
9/11/97 6.11  14,000,000  13,998,147
National Bank of Canada
2/24/97 5.40  4,000,000  4,000,000
National Westminster Bank, PLC
2/18/97 5.42  5,000,000  5,000,000
5/1/97 5.42  3,000,000  3,000,163
Royal Bank of Canada
8/13/97 5.80  5,000,000  4,997,861
Sanwa Bank, Ltd.
1/13/97 5.50  4,000,000  4,000,000
1/17/97 5.52  2,000,000  2,000,000
2/28/97 5.50  2,000,000  2,000,016
3/27/97 5.71  2,000,000  2,000,000
Societe Generale, France
1/9/97 5.50  8,000,000  7,999,941
5/22/97 5.53  7,000,000  7,000,877
6/10/97 5.53  5,000,000  5,007,585
Sumitomo Bank, Ltd.
1/13/97 5.55  3,000,000  3,000,000
1/17/97 5.53  2,000,000  2,000,000
1/21/97 5.54  3,000,000  3,000,000
2/18/97 5.50  4,000,000  4,000,000
Westdeutsche Landesbank
3/10/97 5.40  2,000,000  2,000,000
4/9/97 5.45  3,000,000  3,000,000
4/21/97 5.50  2,000,000  2,000,000
    190,007,143
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 8.3%
ABN-AMRO Bank
3/27/97 5.60  15,000,000  15,000,344
Abbey National, Treasury Services
2/14/97 5.40  2,000,000  1,999,911
2/18/97 5.42  4,000,000  4,000,000
3/17/97 5.43  10,000,000  10,000,000
4/16/97 5.50  5,000,000  4,999,260
Bank of Nova Scotia
3/6/97 5.40  10,000,000  10,000,000
Bank of Tokyo-Mitsubishi Ltd.
1/28/97 5.50  1,000,000  1,000,037
2/18/97 5.46  3,000,000  2,999,987
2/25/97 5.46  2,000,000  2,000,000
3/3/97 5.48  3,000,000  3,000,050
Banque Nationale de Paris
2/13/97 5.56  5,000,000  5,000,105
Bayerische Hypotheken-und Weschel
3/10/97 5.80  4,000,000  4,000,000
Bayerische Vereinsbank A.G.
3/11/97 5.42  6,000,000  6,000,113
Canadian Imperial Bank of Commerce
3/19/97 5.45  2,000,000  2,000,000
Sanwa Bank, Ltd.
1/24/97 5.49  1,000,000  1,000,019
1/29/97 5.51  2,000,000  2,000,029
1/31/97 5.51  2,000,000  2,000,031
CERTIFICATES OF DEPOSIT - CONTINUED
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - CONTINUED
Sumitomo Bank, Ltd.
1/6/97 5.50% $ 3,000,000 $ 3,000,009
1/6/97 5.55  1,000,000  1,000,010
2/21/97 5.49  2,000,000  2,000,028
Westpac Banking Corp.
3/24/97 5.52  8,000,000  8,003,610
    91,003,543
TOTAL CERTIFICATES OF DEPOSIT  362,499,857
COMMERCIAL PAPER - 45.3%
ABN-AMRO North America Finance, Inc.
3/10/97 5.57  5,000,000  4,949,000
6/19/97 5.50  5,000,000  4,874,424
A.H. Robins Company, Inc.
2/27/97 5.40  1,000,000  991,561
AVCO Financial Services
2/10/97 5.39  10,000,000  9,941,000
American Express Credit Corp.
3/19/97 5.37  25,000,000  24,717,667
Asset Securitization Coop. Corp.
2/18/97 5.43  2,000,000  1,985,680
2/18/97 5.44  2,000,000  1,985,627
2/26/97 5.44  1,000,000  991,631
BHF Finance (Delaware), Inc.
2/19/97 5.50  3,000,000  2,977,746
Bank of Nova Scotia
3/17/97 5.40  5,000,000  4,944,583
Bayerische Vereinsbank A.G.
2/18/97 5.42  5,000,000  4,964,533
Bear Stearns Cos., Inc.
2/14/97 5.41  2,000,000  1,986,922
2/26/97 5.38  3,000,000  2,975,243
Beneficial Corp.
3/17/97 5.48  5,000,000  4,943,646
CIT Group Holdings, Inc.
3/17/97 5.48  8,000,000  7,909,833
Caisse d'Amortissement de la Dette Sociale
2/24/97 5.42  15,000,000  14,880,300
2/24/97 5.43  10,000,000  9,920,050
6/3/97 6.01  10,000,000  9,755,625
6/24/97 5.60  2,000,000  1,947,800
Caisse des Depots et Consignations
2/19/97 5.41  2,000,000  1,985,518
3/13/97 5.47  5,000,000  4,946,750
Cheltenham & Gloucester PLC
2/28/97 5.41  10,000,000  9,914,289
Chrysler Financial Corporation
1/23/97 5.50  2,000,000  1,993,339
1/24/97 5.50  2,000,000  1,993,036
1/27/97 5.51  2,000,000  1,992,128
2/24/97 5.60  4,000,000  3,966,760
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/97 5.43  2,000,000  1,993,449
2/6/97 5.41  1,000,000  994,660
2/21/97 5.40  5,000,000  4,962,246
Commercial Credit Co.
2/26/97 5.52  5,000,000  4,957,455
CoreStates Capital Corp.
1/8/97 5.55 (a)  5,000,000  5,000,000

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Delaware Funding Corporation
1/27/97 5.65% $ 4,678,000 $ 4,659,013
Electronic Data Systems
1/24/97 5.68  2,000,000  1,992,780
2/14/97 5.58  4,000,000  3,972,965
Eiger Capital Corp.
1/13/97 5.45  2,000,000  1,996,387
1/23/97 5.65  4,000,000  3,986,263
Enterprise Funding Corp.
1/29/97 5.41  4,000,000  3,983,293
1/31/97 5.61  2,553,000  2,541,150
2/19/97 5.43  1,540,000  1,528,744
2/20/97 5.49  2,000,000  1,984,916
2/25/97 5.49  2,000,000  1,983,408
2/27/97 5.51  4,000,000  3,965,483
Ford Motor Credit Corp.
3/17/97 5.66  10,000,000  9,885,417
3/24/97 5.66  24,000,000  23,699,333
GTE Corp.
1/15/97 5.53  2,000,000  1,995,722
Generale Bank
4/10/97 5.44  5,000,000  4,926,850
6/19/97 5.53  15,000,000  14,621,158
General Electric Capital Corp.
2/19/97 5.42  15,000,000  14,891,383
3/3/97 5.52  1,000,000  990,731
3/12/97 5.76  6,000,000  5,934,667
3/18/97 5.39  15,000,000  14,832,484
6/4/97 5.44  10,000,000  9,773,706
General Electric Co.
3/3/97 5.37  3,000,000  2,973,058
General Motors Acceptance Corp.
2/20/97 5.70  2,000,000  1,984,597
2/24/97 5.71  2,000,000  1,983,350
2/25/97 5.71  4,000,000  3,966,083
3/3/97 5.45  10,000,000  9,909,008
3/31/97 5.70  5,000,000  4,931,520
5/7/97 5.51  5,000,000  4,906,200
4/14/97 5.63  4,000,000  3,937,342
4/15/97 5.63  2,000,000  1,968,367
6/23/97 5.62  5,000,000  4,868,688
6/30/97 5.62  3,000,000  2,918,025
Goldman Sachs Group, L.P. (The)
4/29/97 5.50  10,000,000  9,824,639
5/12/97 5.45  7,000,000  6,864,997
IBM Credit Corp.
3/3/97 5.39  1,000,000  991,020
3/10/97 5.38  5,000,000  4,949,945
3/12/97 5.38  2,000,000  1,979,389
Matterhorn Capital Corp.
1/10/97 5.50  3,647,000  3,642,013
Merrill Lynch & Co., Inc.
2/4/97 5.43  5,000,000  4,974,760
2/4/97 5.63  15,000,000  14,922,508
2/27/97 5.45  4,000,000  3,966,117
3/11/97 5.76  3,000,000  2,967,800
3/12/97 5.68  1,000,000  989,257
5/15/97 5.44  10,000,000  9,802,722
Morgan Stanley Group, Inc.
2/4/97 5.40  3,000,000  2,984,927
2/10/97 5.40  7,000,000  6,958,623
COMMERCIAL PAPER - CONTINUED
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
National Australia Funding, Inc.
1/27/97 5.78% $ 5,000,000 $ 4,979,723
3/13/97 5.60  5,000,000  4,946,553
National Bank of Canada
1/6/97 5.50  1,000,000  999,240
Nationwide Building Society
2/25/97 5.45  1,000,000  991,826
3/6/97 5.40  10,000,000  9,905,334
New Center Asset Trust
2/19/97 5.63  2,000,000  1,985,082
3/17/97 5.39  3,000,000  2,966,875
J.C. Penney Funding Corp.
2/10/97 5.50  5,000,000  4,969,722
2/13/97 5.50  1,000,000  993,490
PHH Corp.
1/24/97 5.45  2,000,000  1,993,100
2/6/97 5.43  1,000,000  994,630
2/7/97 5.43  1,000,000  994,481
2/14/97 5.51  5,000,000  4,966,694
Preferred Receivables Funding Corp.
1/16/97 5.39  2,000,000  1,995,542
1/23/97 5.65  3,000,000  2,989,697
1/24/97 5.40  1,000,000  996,582
1/27/97 5.40  1,000,000  996,136
1/28/97 5.66  3,950,000  3,933,351
2/25/97 5.53  2,000,000  1,983,286
Sherwood Medical Company
2/26/97 5.51  5,751,000  5,702,244
Southern Company Group
1/21/97 5.40  5,000,000  4,985,139
Textron, Inc.
1/15/97 5.63  1,000,000  997,822
1/16/97 5.63  1,000,000  997,666
Unifunding, Inc.
1/21/97 5.41  2,000,000  1,994,067
3/4/97 5.45  3,000,000  2,972,229
Westpac Capital Corp.
3/13/97 5.70  10,000,000  9,890,739
TOTAL COMMERCIAL PAPER  498,774,559
FEDERAL AGENCIES (A) - 6.9%
FEDERAL HOME LOAN BANK - AGENCY COUPONS - 0.5%
3/4/97 5.40  5,000,000  4,995,982
FEDERAL NATIONAL MORTGAGE ASSOC. - AGENCY COUPONS - 6.4%
1/2/97 4.97  9,500,000  9,500,000
1/2/97 5.42  15,000,000  14,991,002
1/29/97 5.60  6,000,000  5,998,023
3/9/97 5.40  25,000,000  24,979,620
3/13/97 5.43  10,000,000  9,993,023
3/20/97 5.49  5,000,000  4,998,867
    70,460,535
TOTAL FEDERAL AGENCIES  75,456,517
BANK NOTES - 2.4%
Fifth Third Bank - Cincinnati
2/24/97 5.80  5,000,000  4,997,971

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
First National Bank of Boston
3/6/97 5.44% $ 12,000,000 $ 12,000,000
Key Bank of New York
1/2/97 4.93 (a)  5,000,000  4,998,034
PNC Bank
1/8/97 5.56 (a)  4,300,000  4,298,820
TOTAL BANK NOTES   26,294,825
MASTER NOTES (A) - 2.2%
Goldman Sachs Group, L.P. (The) (c)
2/8/97 5.50  5,000,000  5,000,000
J.P. Morgan Securities
1/7/97 5.60  13,000,000  13,000,000
Norwest Corp.
1/2/97 5.99  6,000,000  6,000,000
TOTAL MASTER NOTES  24,000,000
MEDIUM-TERM NOTES - 2.8%
Associates Corp. of North America
7/15/97 5.95  2,250,000  2,257,754
Beneficial Corp.
1/19/97 5.50 (a)  5,000,000  4,999,777
General Motors Acceptance Corp.
2/1/97 5.50 (a)  5,000,000  5,000,000
2/13/97 5.64 (a)  2,000,000  1,999,952
Merrill Lynch & Co., Inc.
1/21/97 5.62 (a)  4,000,000  3,999,505
Morgan Stanley Group, Inc.
1/2/97 4.95 (a)  4,000,000  4,000,000
Norwest Corp.
4/22/97 5.55 (a)  6,000,000  6,000,000
Transamerica Life Insurance and Annuity Co. (c)
3/16/97 5.57 (a)  3,000,000  3,000,000
TOTAL MEDIUM-TERM NOTES  31,256,988
SHORT-TERM NOTES (A) - 4.7%
Capital One Funding Corp. (1994-B)
1/8/97 5.84  3,477,000  3,477,000
Capital One Funding Corp. (1995-E)
1/8/97 5.84  5,800,000  5,800,000
Liquid Asset Backed Securities Trust (1996-1) (b)
1/15/97 5.63  4,000,000  4,000,000
Liquid Asset Backed Securities Trust (1996-2) (b)
1/2/97 5.59  7,000,000  7,000,000
SMM Trust (1996-B) (b)
1/6/97 5.61  5,500,000  5,500,000
SMM Trust (1996-I) (b)
1/29/97 5.71  5,000,000  5,000,000
SMM Trust (1996-P) (b)
1/16/97 5.64  7,000,000  7,000,000
SMM Trust (1996-V) (b)
3/26/97 5.64  14,000,000  14,000,000
TOTAL SHORT-TERM NOTES  51,777,000
REPURCHASE AGREEMENTS - 2.0%
   MATURITY VALUE
   AMOUNT (NOTE 1)
In a joint trading account
 (U.S. Government Obligations)
  dated 12/31/96 due 1/2/97:
   At 7.32%  $ 11,619,725 $ 11,615,000
 (U.S. Government Obligations)
  dated 12/12/96 due 1/15/97:
   At 5.50%   10,051,944  10,000,000
TOTAL REPURCHASE AGREEMENTS   21,615,000
TOTAL INVESTMENTS - 100%  $1,099,877,384
Total Cost for Income Tax Purposes - $ 1,099,877,384
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $42,500,000 or 3.8% of net assets.
3. Restricted security; subject to resale restrictions.
INCOME TAX INFORMATION
At December 31, 1996, the fund had a capital loss carryforward of approximately $29,000 which will expire on December 31, 2002.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $21,615,000) - See accompanying            $ 1,099,877,384
schedule

Cash                                                                                                               20,039,138

Receivable for investments sold                                                                                    92,000

Interest receivable                                                                                                6,464,974

 TOTAL ASSETS                                                                                                      1,126,473,496

LIABILITIES

Accrued management fee                                                                                $ 197,699

Other payables and                                                                                     120,704
accrued expenses

 TOTAL LIABILITIES                                                                                                 318,403

NET ASSETS                                                                                                        $ 1,126,155,093

Net Assets consist of:

Paid in capital                                                                                                   $ 1,126,168,743

Accumulated net realized gain (loss) on investments                                                                (13,650)

NET ASSETS, for 1,126,168,743                                                                                     $ 1,126,155,093
shares outstanding

NET ASSET VALUE, offering price                                                                                    $1.00
and redemption price per
share ($1,126,155,093 (divided by) 1,126,168,743 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INTEREST INCOME                                                       $ 52,233,571

EXPENSES

Management fee                                          $ 1,949,037

Transfer agent fees                                      695,000

Accounting fees and expenses                             120,582

Non-interested trustees' compensation                    10,374

Custodian fees and expenses                              32,905

Audit                                                    31,416

Legal                                                    5,045

Miscellaneous                                            2,722

 Total expenses before reductions                        2,847,081

 Expense reductions                                      (34,785       2,812,296
                                                        )

NET INTEREST INCOME                                                    49,421,275

NET REALIZED GAIN (LOSS)                                               49,076
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 49,470,351



OTHER INFORMATION
Expense reductions

 Transfer agent interest credits                                      $ 34,785




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995


Operations                                                                             $ 49,421,275       $ 43,984,366
Net interest income

 Net realized gain (loss)                                                               49,076             16,876

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        49,470,351         44,001,242

Distributions to shareholders from net interest income                                  (49,421,275)       (43,984,366)

Share transactions at net asset value of $1.00 per share                                1,994,407,823      1,212,453,074
Proceeds from sales of shares

 Reinvestment of distributions from net interest income                                 49,421,275         43,984,366

 Cost of shares redeemed                                                                (1,726,597,066)    (1,196,186,142)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES RESULTING FROM SHARE TRANSACTIONS     317,232,032        60,251,298

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               317,281,108        60,268,174

NET ASSETS

 Beginning of period                                                                    808,873,985        748,605,811

 End of period                                                                         $ 1,126,155,093    $ 808,873,985



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                    1995   1994   1993   1992


Net asset value, beginning of period                     $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000

Income from Investment Operations                         .052          .057        .042        .032        .038
Net interest income

Less Distributions

 From net interest income                                 (.052)        (.057)      (.042)      (.032)      (.038)

Net asset value, end of period                           $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                                            5.41%         5.87%       4.25%       3.23% B     3.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $ 1,126,155   $ 808,874   $ 748,606   $ 353,104   $ 301,002

Ratio of expenses to average net assets after expense     .30%          .33%        .27%        .22% C      .24%
reductions

Ratio of net interest income to average net assets        5.28%         5.72%       4.32%       3.16%       3.85%




A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




4. SIGNIFICANT ACCOUNTING POLICIES.
Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
5. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a basic fund fee rate of .03% of the fund's average net assets, plus a fixed income group fee rate and a income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income based component is 0.24% of average net assets. For the period, the management fee was equivalent to an annual rate of .21% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Co., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
7. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. For the period, the reduction under this arrangement is shown under the caption "Other Information" on the fund's Statement Of Operations.
8. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were record owners of approximately 50% of the outstanding shares of the fund. In addition, an unaffiliated insurance company was record owner of 11% of the total outstanding shares of the fund.
9. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Money Market Fund and transfer the assets of Fidelity Advisor Annuity Money Market Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Money Market Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Money Market Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Dallas, Texas
February 11, 1997




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
FMR Texas Inc., Irving, TX
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Sarah H. Zenoble, VICE PRESIDENT
Robert Litterst, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Thomas D. Maher, ASSISTANT VICE PRESIDENT
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: HIGH INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                13   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               15   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   17   The auditors' opinion.

DISTRIBUTIONS                       18



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996                       YEAR     YEARS    YEARS

High Income                             14.03%   14.96%   11.12%

Merrill Lynch High Yield Master Index   11.06%   12.76%   11.25%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to those of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's five and 10 year total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970110 144943 S00000000000001
             VIP:  High Income           ML High Yield Master
             00152                       ML002
  1986/12/31      10000.00                    10000.00
  1987/01/31      10364.57                    10282.75
  1987/02/28      10543.92                    10452.51
  1987/03/31      10639.95                    10568.08
  1987/04/30      10307.45                    10337.62
  1987/05/31      10211.62                    10291.04
  1987/06/30      10432.16                    10433.29
  1987/07/31      10443.32                    10490.06
  1987/08/31      10529.83                    10595.18
  1987/09/30      10163.16                    10351.40
  1987/10/31       9677.16                    10074.83
  1987/11/30       9962.17                    10329.61
  1987/12/31      10121.62                    10466.77
  1988/01/31      10454.39                    10753.19
  1988/02/29      10767.39                    11044.97
  1988/03/31      10690.03                    11026.71
  1988/04/30      10773.35                    11058.55
  1988/05/31      10757.33                    11116.27
  1988/06/30      10982.80                    11328.81
  1988/07/31      11097.12                    11448.53
  1988/08/31      11044.12                    11486.14
  1988/09/30      11132.65                    11601.92
  1988/10/31      11253.84                    11782.68
  1988/11/30      11210.87                    11826.82
  1988/12/31      11299.96                    11876.86
  1989/01/31      11571.50                    12054.97
  1989/02/28      11628.42                    12135.98
  1989/03/31      11479.00                    12125.19
  1989/04/30      11351.87                    12160.97
  1989/05/31      11561.62                    12384.85
  1989/06/30      11892.76                    12560.32
  1989/07/31      11814.47                    12619.80
  1989/08/31      11745.94                    12682.14
  1989/09/30      11334.95                    12561.40
  1989/10/31      10849.01                    12362.72
  1989/11/30      10858.15                    12390.42
  1989/12/31      10828.39                    12379.22
  1990/01/31      10589.03                    12137.27
  1990/02/28      10425.98                    11960.52
  1990/03/31      10315.98                    12122.20
  1990/04/30      10346.54                    12183.79
  1990/05/31      10559.13                    12403.87
  1990/06/30      10725.46                    12644.18
  1990/07/31      10891.12                    12911.38
  1990/08/31      10708.93                    12417.11
  1990/09/30      10455.01                    11877.07
  1990/10/31      10201.31                    11574.83
  1990/11/30      10440.59                    11672.88
  1990/12/31      10586.58                    11841.08
  1991/01/31      10811.19                    12008.46
  1991/02/28      11410.15                    12899.77
  1991/03/31      11814.44                    13454.41
  1991/04/30      12233.71                    13933.54
  1991/05/31      12413.40                    14001.58
  1991/06/30      12682.93                    14283.24
  1991/07/31      13162.10                    14625.48
  1991/08/31      13341.78                    14932.88
  1991/09/30      13641.26                    15123.08
  1991/10/31      14105.46                    15572.46
  1991/11/30      14225.25                    15752.34
  1991/12/31      14300.12                    15935.34
  1992/01/31      15063.79                    16492.49
  1992/02/29      15610.72                    16902.09
  1992/03/31      16115.35                    17137.92
  1992/04/30      16229.29                    17262.66
  1992/05/31      16424.63                    17538.01
  1992/06/30      16603.69                    17755.91
  1992/07/31      16929.25                    18115.67
  1992/08/31      17287.37                    18355.50
  1992/09/30      17466.43                    18564.65
  1992/10/31      17205.98                    18330.18
  1992/11/30      17417.60                    18589.77
  1992/12/31      17612.93                    18829.13
  1993/01/31      18085.00                    19292.78
  1993/02/28      18393.49                    19657.97
  1993/03/31      18817.96                    19998.78
  1993/04/30      18941.76                    20142.33
  1993/05/31      19224.74                    20413.47
  1993/06/30      19719.95                    20796.99
  1993/07/31      19914.49                    21020.53
  1993/08/31      20126.73                    21220.91
  1993/09/30      20197.47                    21325.62
  1993/10/31      20674.99                    21727.34
  1993/11/30      20869.54                    21846.17
  1993/12/31      21205.57                    22064.62
  1994/01/31      21913.02                    22548.16
  1994/02/28      21886.74                    22386.01
  1994/03/31      21149.43                    21656.52
  1994/04/30      20935.99                    21403.44
  1994/05/31      20974.80                    21327.18
  1994/06/30      20897.18                    21405.68
  1994/07/31      20974.80                    21556.15
  1994/08/31      20974.80                    21705.88
  1994/09/30      21130.02                    21697.66
  1994/10/31      20935.99                    21752.80
  1994/11/30      20761.36                    21567.76
  1994/12/31      20858.38                    21807.67
  1995/01/31      21091.22                    22115.82
  1995/02/28      21815.10                    22805.86
  1995/03/31      22086.75                    23123.24
  1995/04/30      22734.51                    23664.64
  1995/05/31      23319.59                    24403.97
  1995/06/30      23382.28                    24590.37
  1995/07/31      23946.46                    24871.49
  1995/08/31      24134.52                    25022.44
  1995/09/30      24531.54                    25308.72
  1995/10/31      24761.39                    25488.13
  1995/11/30      24886.77                    25736.93
  1995/12/31      25179.31                    26150.05
  1996/01/31      25764.39                    26563.05
  1996/02/29      26189.93                    26603.04
  1996/03/31      26121.13                    26530.79
  1996/04/30      26511.00                    26542.81
  1996/05/31      26877.94                    26734.23
  1996/06/30      27015.54                    26894.82
  1996/07/31      26923.80                    27077.42
  1996/08/31      27313.67                    27357.05
  1996/09/30      28116.34                    27944.01
  1996/10/31      28024.61                    28250.25
  1996/11/30      28322.74                    28821.39
  1996/12/31      28712.61                    29043.17
IMATRL PRASUN   SHR__CHT 19961231 19970110 144946 R00000000000123

Let's say hypothetically that $10,000 was invested in High Income Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $28,713 - a 187.13% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Merrill Lynch High Yield Master Index would have grown to $29,043 over the same period - a 190.43% increase.
INVESTMENT SUMMARY
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996
(BY ISSUER, EXCLUDING CASH EQUIVALENTS)         % OF FUND'S
                                                INVESTMENTS

PanAmSat Corp.                                  3.5

U.S. Government Obligations                     3.2

Time Warner, Inc., Series M, exchangeable       2.3
 pay-in-kind

Millicom International Cellular SA 0%, 6/1/06   2.2

Viacom, Inc. 8% 7/7/06                          1.9

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                                   % OF FUND'S
                                   INVESTMENTS

Media & Leisure                    29.3

Utilities                          8.5

Basic Industries                   7.3

Industrial Machinery & Equipment   5.4

Technology                         5.4

QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1996
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa, Aa, A          3.2

Baa                 0.0

Ba                  5.7

B                   49.5

Caa, Ca, C          7.4

Nonrated            2.9

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE
UNAVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1996, ACCOUNT FOR 2.9% OF THE FUND'S INVESTMENTS.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Barry Coffman, Portfolio Manager of High Income Portfolio
Q. HOW DID THE FUND PERFORM, BARRY?
A. Last year was a good year for the high-yield market and the fund's performance reflects that. The fund performed well and outperformed its benchmark, the Merrill Lynch High Yield Master Index, which had a total return of 11.06% for the 12 months ending December 31, 1996.
Q. WHY DID THE FUND BEAT THE BENCHMARK?
A. Credit spreads - which measure the difference in yields between bonds of various credit qualities - narrowed during the year, primarily due to the economy's continued strength and strong demand for high-yield bonds from mutual funds, pension plans and insurance companies. As spreads narrowed, lower-quality B-rated securities - which the fund emphasizes - did better than higher-quality BB-rated securities. The latter are much more sensitive to interest rate changes than B-rated securities, and went down in value when interest rates rose.
Q. WHICH HOLDINGS WERE AMONG THE FUND'S BEST PERFORMERS DURING THE YEAR?
A. Satellite company PanAmSat, which was the fund's largest holding at the end of the year, as well as one of its best performers, continued to post strong revenues and cash flows. In addition, the company announced a merger with a division of GM Hughes, giving its bonds an added boost. The fund's holdings in Harcor Energy, Inc. also performed well thanks to rising energy prices, its drilling successes and the relatively high coupon the bonds carried. The company also did an equity offering during the year to help reduce its debt, which had a very positive effect on its bond prices.
Q. THE FUND'S STAKE IN STOCKS ISSUED BY HIGH-YIELD COMPANIES (THOSE WITH BELOW-INVESTMENT-GRADE CREDIT RATINGS) ROSE DURING THE YEAR. HOW DID THE FUND'S EQUITY HOLDINGS PERFORM?
A. Generally speaking, the fund's holdings in common stocks did well. One worth particular note was the stock of Flores & Rucks - another energy company - which more than tripled in price during the year. The fund also owned the high-yield debt issued by the company, which also performed relatively well. Another strong equity performer was Host Marriott. The full-service hotel industry had a tremendous year, benefiting from rising occupancy rates and the lack of any new supply in most major markets. The fund's debt holdings issued by Host Marriott also performed well.
Q. EVEN THOUGH THE HIGH-YIELD MARKET HAD A GOOD YEAR, THERE MUST HAVE BEEN SOME DISAPPOINTMENTS.
A. That's true, and two come to mind. First, bonds issued by Marvel Entertainment - best known for its comic books and trading cards - tumbled when the company declared bankruptcy. The fund no longer holds these bonds. The second disappointment was the fund's holdings in wireless cable companies. Investors had anticipated that the regional Bell operating companies would partner with these companies to deliver wireless cable services. But when some of those expected combinations failed to materialize, it sent shock waves throughout the industry. However, I continued to hold onto People's Choice and CS Wireless Systems because I felt that their balance sheets were solid enough to allow them to proceed on rolling out wireless cable services.
Q. AT THE END OF THE PERIOD, 11.5% OF THE FUND'S INVESTMENTS WERE IN CASH OR CASH EQUIVALENTS. WHAT WAS THE RATIONALE FOR THAT?
A. There were several reasons. First, there were rather healthy new cash inflows coming into the fund at the end of the period. Second, as has been the case historically there was a relatively low level of news bonds issued in December. Finally, given current spreads, I was being very selective in adding new positions to the fund.
Q. WHAT IS YOUR OUTLOOK?
A. It's been a while since the high-yield market has witnessed credit spreads as narrow as they were at the end of the period. Given that, it's hard for me to be extremely bullish about the prospects for the high-yield market. However, I believe that there are still attractive opportunities out there. The economy looks like it is cooperating now, but given current spread levels and the increasing likelihood of a slowdown in economic growth in 1997, I'll likely look to relatively higher-quality companies in more defensive industries, such as media and telecommunications. In my view, the penalty for being wrong with riskier situations outweighs the potential rewards. As a result, capital preservation has become a priority and earning an attractive coupon could look favorable relative to the returns from other markets.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 65.5%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 1.1%
MEDIA & LEISURE - 0.6%
PUBLISHING - 0.6%
Hollinger liquid yield option
 note yankee 0%, 10/5/13 B2 $ 30,000,000 $ 10,612,500
RETAIL & WHOLESALE - 0.5%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.5%
Comcast Corp. 1 1/8%,
 4/15/07 B1  15,000,000  7,518,750
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
GST Telecommunications, Inc.
 0%, 12/15/05 (c)(f) -  70,000  53,900
TOTAL CONVERTIBLE BONDS   18,185,150
NONCONVERTIBLE BONDS - 64.4%
AEROSPACE & DEFENSE - 0.5%
AEROSPACE & DEFENSE - 0.4%
RHI Holdings, Inc. 11 7/8%,
 3/1/99 B2  2,160,000  2,160,000
Wyman-Gordon Co.
 10 3/4%, 3/15/03 Ba3  4,490,000  4,815,525
  6,975,525
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc.
 9 1/4%, 12/1/06 (f) B1  1,430,000  1,476,475
TOTAL AEROSPACE & DEFENSE   8,452,000
BASIC INDUSTRIES - 6.9%
CHEMICALS & PLASTICS - 2.4%
American Pacific Corp.
 11%, 2/21/02 (f) -  743,750  706,559
Atlantis Group, Inc.
 11%, 2/15/03 B2  7,785,000  8,096,400
Foamex-JPS Automotive LP/
 Foamex JPS Capital Corp.
 0%, 7/1/04 (c) Caa  2,760,000  2,290,800
Foamex LP/Foamex Capital Corp.:
 9 1/2%, 6/1/00 B1  380,000  381,900
 11 7/8%, 10/1/04 B3  2,480,000  2,653,600
Freedom Chemical Co. 10 5/8%,
 10/15/06 (f) B3  5,940,000  6,237,000
Plastic Containers, Inc.
 10%, 12/15/06 (f) B1  1,285,000  1,323,550
Plastic Specialties &
 Technologies, Inc.
 11 1/4%, 12/1/03 B3  9,770,000  10,258,500
Sterling Chemicals Holdings, Inc.
 11 3/4%, 8/15/06 B3  5,420,000  5,718,100
  37,666,409
IRON & STEEL - 1.3%
AK Steel Corp. 9 1/8%,
 12/15/06 (f) Ba2  8,340,000  8,558,925
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 B3  4,620,000  4,319,700
WCI Steel, Inc. 10%,
 12/1/04 (f) B1  6,840,000  6,908,400
  19,787,025

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
METALS & MINING - 0.8%
Commonwealth Aluminum Corp.
 10 3/4%, 10/1/06 B2 $ 7,190,000 $ 7,405,700
Renco Metals, Inc.
 11 1/2%, 7/1/03 B2  4,660,000  4,893,000
  12,298,700
PACKAGING & CONTAINERS - 0.1%
Crown Packaging Holdings Ltd.
 0%, 11/1/03 (c) Ca  6,840,000  1,710,000
PAPER & FOREST PRODUCTS - 2.3%
Doman Industries Ltd. yankee
 8 3/4%, 3/15/04 Ba3  12,660,000  11,868,750
Repap New Brunswick, Inc.
 yankee 10 5/8%, 4/15/05 B3  8,390,000  8,851,450
SD Warren Co., Series B,
 12%, 12/15/04 B1  3,790,000  4,093,200
Specialty Paperboard, Inc.
 9 3/8%, 10/15/06 (f) B1  5,000,000  5,100,000
Stone Container Corp.
 11 7/8%, 8/1/16 B1  6,290,000  6,667,400
  36,580,800
TOTAL BASIC INDUSTRIES   108,042,934
CONGLOMERATES - 0.8%
Jordan Industries, Inc.:
 10 3/8%, 8/1/03 B3  11,895,000  11,776,050
 0%, 8/1/05 (c) Caa  1,070,000  850,650
  12,626,700
CONSTRUCTION & REAL ESTATE - 1.0%
CONSTRUCTION - 1.0%
McDermott J Ray SA
 9 3/8%, 7/15/06 B1  10,000,000  10,500,000
WCI Communities LP
 17%, 7/24/98 (e) -  5,000,000  5,000,000
  15,500,000
DURABLES - 2.7%
AUTOS, TIRES, & ACCESSORIES - 1.2%
APS, Inc. 11 7/8%, 1/15/06 B2  960,000  1,039,200
Blue Bird Body Co. 10 3/4%,
 11/15/06 (f) B2  6,645,000  6,944,025
Delco Remy International, Inc.
 10 5/8%, 8/1/06 (f) B2  4,840,000  5,130,400
Lear Corp. 9 1/2%, 7/15/06 B1  5,150,000  5,510,500
  18,624,125
HOME FURNISHINGS - 1.0%
Interlake Corp.
 12 1/8%, 3/1/02 B3  10,000,000  10,350,000
Knoll, Inc. 10 7/8%, 3/15/06 B3  5,280,000  5,834,400
  16,184,400
TEXTILES & APPAREL - 0.5%
Dan River, Inc.
 10 1/8%, 12/15/03 B3  4,620,000  4,666,200
Hat Brands, Inc. (g):
 Series B, 12 5/8%, 9/15/02  -  1,520,000  836,000
 Series D, 12 5/8%, 9/15/02 -  680,000  374,000
Pillowtex Corp.
 10%, 11/15/06 (f) B2  1,710,000  1,782,675
  7,658,875
TOTAL DURABLES   42,467,400
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ENERGY - 2.1%
OIL & GAS - 2.1%
Flores & Rucks, Inc.
 9 3/4%, 10/1/06 B3 $ 8,360,000 $ 8,861,600
Forcenergy, Inc.
 9 1/2%, 11/1/06 B2  2,520,000  2,627,100
Harcor Energy, Inc.
 14 7/8%, 7/15/02 B3  13,060,000  15,051,650
KCS Energy, Inc.
 11%, 1/15/03 B1  4,725,000  5,126,625
Plains Resources, Inc., Series B,
 10 1/4%, 3/15/06 B2  790,000  841,350
TOTAL ENERGY   32,508,325
FINANCE - 2.2%
SAVINGS & LOANS - 2.2%
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B2  17,480,000  19,359,100
First Nationwide Escrow Corp.
 10 5/8%, 10/1/03 (f) Ba3  12,970,000  14,007,600
  33,366,700
SECURITIES INDUSTRY - 0.0%
ECM Corp. extendible
 14%, 6/1/02 (f) -  288,264  317,090
TOTAL FINANCE   33,683,790
HEALTH - 1.5%
MEDICAL EQUIPMENT & SUPPLIES - 1.4%
Wright Medical Technology, Inc.
 10 3/4%, 7/1/00 B3  20,920,000  21,129,200
MEDICAL FACILITIES MANAGEMENT - 0.1%
Quest Diagnostics, Inc.
 10 3/4%, 12/15/06 B2  1,810,000  1,905,025
TOTAL HEALTH   23,034,225
HOLDING COMPANIES - 0.5%
Gray Communications System, Inc.
 10 5/8%, 10/1/06 B3  5,135,000  5,443,100
Veritas Holding GMBH
 9 5/8%, 12/15/03 (f) BB-  2,140,000  2,161,400
  7,604,500
INDUSTRIAL MACHINERY & EQUIPMENT - 4.8%
ELECTRICAL EQUIPMENT - 2.8%
Magnetek, Inc.
 10 3/4%, 11/15/98 B1  11,675,000  12,112,813
Motors & Gears, Inc.
 10 3/4%, 11/15/06 (f) B3  15,170,000  15,625,100
Omnipoint Corp.:
 11 5/8%, 8/15/06 B2  9,280,000  9,628,000
 11 5/8%, 8/15/06 (f) B2  3,190,000  3,309,625
Telex Communications, Inc.
 12%, 7/15/04 B2  3,500,000  3,745,000
  44,420,538

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Goss Graphic System, Inc.
 12%, 10/15/06 B2 $ 2,090,000 $ 2,152,700
Howmet Corp. 10%, 12/1/03 B3  2,050,000  2,219,125
International Knife & Saw, Inc.
 11 3/8%, 11/15/06 (f) B3  2,310,000  2,385,075
MVE, Inc. 12 1/2%, 2/15/02 B3  5,595,000  5,930,700
Thermadyne Holdings Corp.:
 10 1/4%, 5/1/02  B1  1,484,000  1,541,505
 10 3/4%, 11/1/03  B3  5,226,000  5,435,040
  19,664,145
POLLUTION CONTROL - 0.7%
Allied Waste of North America, Inc.
 10 1/4%, 12/1/06 (f) B3  3,570,000  3,748,500
Norcal Waste Systems, Inc.
 13%, 11/15/05 (d) B3  6,850,000  7,603,500
  11,352,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   75,436,683
MEDIA & LEISURE - 17.4%
BROADCASTING - 5.3%
American Telecasting, Inc. (c):
 0%, 6/15/04  Caa  2,500,000  1,000,000
 0%, 8/15/05  Caa  500,000  185,000
Benedek Communications Corp.
 0%, 5/15/06 (c) -  2,880,000  1,648,800
Comcast UK Cable Partners Ltd.
 0%, 11/15/07 B2  952,000  661,640
CS Wireless Systems, Inc.
 0%, 3/1/06 (c) Caa  24,360,000  8,769,600
Diamond Cable Communications
 PLC yankee
 0%,12/15/05 (c) B3  17,110,000  12,169,488
Granite Broadcasting Corp.:
 10 3/8%, 5/15/05 B3  3,360,000  3,444,000
 9 3/8%, 12/1/05 B3  2,010,000  1,944,675
Jacor Communications Co.
 9 3/4%, 12/15/06 B2  3,190,000  3,253,800
NWCG Holdings Corp.
 0%, 6/15/99 Caa  21,815,000  18,106,450
Peoples Choice TV Corp. unit
 0%, 6/1/04 (c) Caa  23,430,000  9,840,600
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  2,375,000  2,493,750
Telewest PLC 0%, 10/1/07 (c) B1  4,770,000  3,315,150
Tevecap SA 12 5/8%,
 11/26/04 (f) B2  7,200,000  7,362,000
UIH Australia/PAC, Inc.,
 Series B, 0%, 5/15/06 (c) B2  15,870,000  8,252,400
United International Holdings, Inc.
 0%, 11/15/99:
  Discount Notes B3  1,070,000  765,050
  Sr. Discount Notes B3  1,000,000  715,000
  83,927,403
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 4.3%
AMF Group, Inc., Series B:
 10 7/8%, 3/15/06 B2 $ 11,900,000 $ 12,554,500
Alliance Gaming Corp.
 12 7/8%, 6/30/03 B2  8,560,000  9,095,000
 0%, 3/15/06 (c) B2  17,280,000  11,426,400
Cinemark USA, Inc.
 9 5/8%, 8/1/08 B2  4,300,000  4,353,750
Viacom, Inc. 8%, 7/7/06 B1  30,620,000  29,701,400
  67,131,050
LEISURE DURABLES & TOYS - 2.0%
ICON Fitness Corp.
 0%, 11/15/06 (f) -  9,440,000  4,956,000
ICON Health and Fitness, Inc.
 13%, 7/15/02 B3  16,480,000  18,540,000
IHF Holdings, Inc.
 0%, 11/15/04 (c) Caa  10,250,000  8,097,500
  31,593,500
LODGING & GAMING - 4.8%
American Skiing Co.
 12%, 7/15/06 (f) B3  5,310,000  5,588,775
Aztar Corp.
 13 3/4%, 10/1/04 B2  1,570,000  1,672,050
Grand Casinos, Inc.
 10 1/8%, 12/1/03 Ba3  24,720,000  24,843,600
HMH Properties, Inc.
 9 1/2%, 5/15/05 Ba3  20,510,000  21,381,675
Horseshoe Gaming LLC
 12 3/4%, 9/30/00 B1  17,850,000  19,278,000
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  1,810,000  1,918,600
  74,682,700
PUBLISHING - 0.3%
Hollinger International
 Publishing, Inc.
 9 1/4%, 2/1/06 B1  4,830,000  4,781,700
RESTAURANTS - 0.7%
Host Marriott Travel Plazas, Inc.
 9 1/2%, 5/15/05 B1  10,690,000  11,144,325
TOTAL MEDIA & LEISURE   273,260,678
NONDURABLES - 3.3%
FOODS - 1.4%
International Home Foods, Inc.
 10 3/8%, 11/1/06 (f) B2  8,070,000  8,412,975
Specialty Foods Corp.:
 10 1/4%, 8/15/01 B3  4,030,000  3,768,050
 11 1/8%, 10/1/02 B3  10,670,000  10,136,500
  22,317,525
HOUSEHOLD PRODUCTS - 1.9%
Revlon Worldwide Corp. secured
 0%, 3/15/98 B3  34,100,000  29,539,125
TOTAL NONDURABLES   51,856,650

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 4.4%
APPAREL STORES - 2.3%
Lamonts Apparel, Inc. 10 1/4%,
 11/1/99 pay-in-kind (f)(g) - $ 2,201,000 $ 93,543
Mothers Work, Inc.
 12 5/8%, 8/1/05 B3  25,190,000  26,197,600
Specialty Retailers, Inc.:
 10%, 8/15/00 B1  2,250,000  2,340,000
 11%, 8/15/03 B3  7,220,000  7,581,000
  36,212,143
GENERAL MERCHANDISE STORES - 0.4%
Pantry, Inc. 12%, 11/15/00 B2  7,260,000  6,951,450
GROCERY STORES - 1.4%
Food 4 Less Holdings, Inc.
 0%, 7/15/05 (c) Caa  17,500,000  10,937,500
Pathmark Stores, Inc.
 11 5/8%, 6/15/02 Caa  2,382,000  2,435,595
Star Markets, Inc.
 13%, 11/1/04 B3  6,905,000  7,785,388
  21,158,483
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Guitar Center Management Co.,
 Inc. 11%, 7/1/06 B2  3,650,000  3,869,000
TOTAL RETAIL & WHOLESALE   68,191,076
SERVICES - 3.1%
PRINTING - 1.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  16,010,000  15,449,650
SERVICES - 2.1%
Celestica International, Inc. yankee
 10 1/2%, 12/31/06 (f) B2  10,060,000  10,563,000
Outsourcing Solutions, Inc.
 11%, 11/1/06 (f) B3  3,860,000  4,043,350
Prime Succession Acquisition Corp.
 10 3/4%, 8/15/04 (f) B  1,390,000  1,508,150
Protection One Alarm
 Monitoring, Inc.
 13 5/8%, 6/30/05 Caa  18,300,000  17,019,000
  33,133,500
TOTAL SERVICES   48,583,150
TECHNOLOGY - 4.3%
COMMUNICATIONS EQUIPMENT - 1.7%
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (c) Caa  17,390,000  13,172,925
Hyperion Telecommunications, Inc.,
 Series B, 0%, 4/15/03 (c) -  23,550,000  13,364,625
  26,537,550
COMPUTERS & OFFICE EQUIPMENT - 2.6%
Dictaphone Corp.
 11 3/4%, 8/1/05 B3  14,440,000  12,923,800
Exide Electronics Group, Inc.
 11 1/2%, 5/15/06 B3  6,380,000  6,794,700
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Unisys Corp.:
 10 5/8%, 10/01/99 B1 $ 4,080,000 $ 4,222,800
 12%, 4/15/03 B1  12,300,000  13,161,000
 11 3/4%, 10/15/04 B1  3,190,000  3,401,338
  40,503,638
TOTAL TECHNOLOGY   67,041,188
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 0.3%
US Air Inc., pass through trust
 8 5/8%, 9/1/98 B1  5,000,000  5,012,500
RAILROADS - 0.9%
Transtar Holdings LP/Transtar
 Cap Corp. 0%, 12/15/03 (c) B-  17,941,000  14,173,390
TOTAL TRANSPORTATION   19,185,890
UTILITIES - 7.7%
CELLULAR - 4.7%
Arch Communications Group, Inc.
 0%, 3/15/08 (c) B3  23,890,000  13,647,163
Microcell Telecommunications, Inc.
 0%, 6/1/06 (c) B3  29,540,000  16,468,550
Millicom International Cellular SA
 0%, 6/1/06 (c) B3  56,710,000  35,160,200
Mobile Telecommunications
 Technologies Corp.
 13 1/2%, 12/15/02 B3  7,555,000  7,555,000
USA Mobile Communications, Inc.
 9 1/2%, 2/1/04 B2  1,280,000  1,209,600
  74,040,513
ELECTRIC UTILITY - 0.2%
AES China Generating Ltd.
 yankee 10 1/8%, 12/15/06 Ba3  2,200,000  2,282,500
TELEPHONE SERVICES - 2.8%
Brooks Fiber Properties, Inc.
 0%, 11/1/06 (c)(f) -  13,850,000  8,829,375
GST USA, Inc.
 0%, 12/15/05 (c) -  12,430,000  7,613,375
MFS Communications, Inc. (c):
 0%, 1/15/04 B1  9,520,000  8,258,600
 0%, 1/15/06 B1  18,490,000  13,497,700
Pagemart, Inc.
 0%, 11/1/03 (c) -  1,330,000  1,050,700
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (c) Caa  6,290,000  5,252,150
  44,501,900
TOTAL UTILITIES   120,824,913
TOTAL NONCONVERTIBLE BONDS   1,008,300,102
TOTAL CORPORATE BONDS
 (Cost $999,782,437)   1,026,485,252
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 3.2%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 3.2%
5.875%, 11/30/01
 (Cost $49,531,250) Aaa $ 50,000,000 $ 49,273,500
COMMERCIAL MORTGAGE SECURITIES - 0.0%
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%, 2/1/00 (f)(g)
 (Cost $182,359) -  1,350,000  208,440
COMMON STOCKS - 9.2%
 SHARES
AEROSPACE & DEFENSE - 0.4%
Thiokol Corp.   133,900  5,992,025
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.3%
American Azide (warrants) (a)(e)  102  1
American Pacific Corp. (warrants) (a)(e)  60,714  15,179
Foamex International, Inc.   307,600  5,075,400
  5,090,580
PACKAGING & CONTAINERS - 0.1%
Gaylord Container Corp. Class A (a)  240,800  1,474,900
TOTAL BASIC INDUSTRIES   6,565,480
DURABLES - 0.0%
TEXTILES & APPAREL - 0.0%
Hat Brands, Inc. (warrants) (a)(e)  27,466  89,263
HM/Hat Brands Trust Class I Unit (a)(e)  340,000  210,800
  300,063
ENERGY - 0.7%
OIL & GAS - 0.7%
Flores & Rucks, Inc. (a)  150,000  7,987,500
Harcor Energy, Inc. (a)  355,000  1,730,625
Harcor Energy, Inc. (warrants) (a)  330,000  660,000
  10,378,125
FINANCE - 1.2%
INSURANCE - 1.2%
American Financial Group, Inc.   474,700  17,919,925
Penncorp. Financial Group, Inc.   25,000  900,000
  18,819,925
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (f)  3,000  300,000
TOTAL FINANCE   19,119,925
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Wright Medical Technology, Inc.
 (warrants) (a)  3,212  417,560
HOLDING COMPANIES - 0.0%
SDW Holdings Corp. (a):
 (warrants)  3,720  19,158
 Series B (warrants)  4,450  75,650
  94,808
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
POLLUTION CONTROL - 0.5%
Allied Waste Industries, Inc. (a)  755,300 $ 6,986,525
MEDIA & LEISURE - 3.2%
BROADCASTING - 1.7%
American Radio Systems Corp.
 Class A (a)  342,800  9,341,300
Benedek Communications Corp.
 (warrants) (a)  57,600  172,800
CS Wireless Systems, Inc. (a)(f)  6,699  0
Jacor Communications, Inc. Class A (a)  209,400  5,732,325
PanAmSat Corp. (a)  254,200  7,117,600
United International Holdings, Inc.
 Class A (a)  441,100  5,403,475
  27,767,500
ENTERTAINMENT - 0.0%
Live Entertainment, Inc. (a)(e):
 $2.00 (warrant)  232,000  11,600
 $2.72 (warrant)  221,765  11,088
  22,688
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc. (a)(f):
 Series H (warrants)  10,250  1,127,500
 Series I (warrants)  5,890  206,150
  1,333,650
LODGING & GAMING - 0.7%
Bally Gaming International, Inc.
 (warrants) (a)  90,000  157,500
Host Marriott Corp. (a)  651,300  10,420,800
Motels of America, Inc. (a)  3,000  105,000
  10,683,300
PUBLISHING - 0.7%
Big Flower Press Holdings, Inc. (a)  580,500  10,884,375
TOTAL MEDIA & LEISURE   50,691,513
NONDURABLES - 1.0%
HOUSEHOLD PRODUCTS - 1.0%
Renaissance Cosmetics, Inc. unit (f)  12,750  12,750,000
Revlon, Inc. Class A (a)  113,300  3,384,838
  16,134,838
RETAIL & WHOLESALE - 0.4%
APPAREL STORES - 0.1%
Lamonts Apparel, Inc. (a)  35,870  4,484
Lamonts Apparel, Inc. (warrants) (a)  66,214  1
Mothers Work (a)(h)  209,100  2,143,275
  2,147,760
GROCERY STORES - 0.3%
Food 4 Less Holdings, Inc.
 (warrants) (a)(e)  9,348  112,176
Smith's Food & Drug Center, Inc.   149,100  4,622,100
  4,734,276
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Barry's Jewelers, Inc. (warrants) (a)  5,697  712
Town & Country Jewelry Manufacturing
 Corp. Class A (a)  8,374  3,140
  3,852
TOTAL RETAIL & WHOLESALE   6,885,888

 SHARES VALUE (NOTE 1)
SERVICES - 0.4%
Protection One, Inc. (a)  505,900 $ 4,995,763
Protection One, Inc. (warrants) (a)  74,560  521,920
Vestar/LPA Investment Corp. (a)  5,177  51,770
  5,569,453
TECHNOLOGY - 0.2%
COMMUNICATIONS EQUIPMENT - 0.1%
Hyperion Telecommunications, Inc.
 (warrants) (a)(f)  23,550  471,000
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Exide Electronics Group, Inc. (a)  117,600  1,734,600
Exide Electronics Group, Inc.
 (warrants) (a)(f)  6,380  191,400
  1,926,000
TOTAL TECHNOLOGY   2,397,000
UTILITIES - 0.8%
CELLULAR - 0.3%
Arch Communications Group, Inc. (a)  351,737  3,297,534
Intercel, Inc. (warrants) (a)  53,504  374,528
Microcell Telecommunications, Inc. (a):
 (warrants)   118,160  1,477,000
 (conditional warrants)  118,160  73,850
  5,222,912
ELECTRIC UTILITY - 0.0%
El Paso Electric Co. (a)  6,900  44,850
TELEPHONE SERVICES - 0.5%
WorldCom, Inc. (a)  300,000  7,818,750
TOTAL UTILITIES   13,086,512
TOTAL COMMON STOCKS
 (Cost $131,566,252)   144,619,715
PREFERRED STOCKS - 10.6%
CONVERTIBLE PREFERRED STOCKS - 1.4%
FINANCE - 0.5%
INSURANCE - 0.5%
Pennsylvania Corp. Financial Group, Inc.
 Series II, $3.50 (f)  150,000  8,700,000
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.4%
Benedek Communications Corp. 15%  57,600  5,673,600
LODGING & GAMING - 0.5%
Host Marriott Financial Trust
 $3.375 (a)(f)  151,200  8,070,300
TOTAL MEDIA & LEISURE   13,743,900
RETAIL & WHOLESALE - 0.0%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Corp. pay-in-kind   128  96
TOTAL CONVERTIBLE PREFERRED STOCKS   22,443,996
NONCONVERTIBLE PREFERRED STOCKS - 9.2%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd.,
 Series 1, adj. rate  193,351  627,648
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
FINANCE - 0.7%
SAVINGS & LOANS - 0.7%
California Federal Bank
 Series B, $10.625  15,610 $ 1,726,856
Chevy Chase Capital Corp.,
 Series A, $5.1875  180,000  9,315,000
  11,041,856
HOLDING COMPANIES - 0.1%
SDW Holdings Corp. (f)   44,500  1,624,250
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp. 8% (a)(e)  1,589  1,235,114
MEDIA & LEISURE - 7.2%
BROADCASTING - 7.0%
Cablevision Systems Corp., Series H,
 $11.75 exchangeable pay-in-kind  193,949  18,134,232
Chancellor Radio Broadcasting Co.,
 Series A, exchangeable (a)  64,300  7,137,300
PanAmSat Corp. 12 3/4% pay-in-kind  39,533  48,427,925
Time Warner, Inc., Series M,
 exchangeable pay-in-kind  33,341  36,174,985
  109,874,442
PUBLISHING - 0.2%
K-III Communications Corp., Series B,
 $11.625 pay-in-kind (a)  27,428  2,777,085
TOTAL MEDIA & LEISURE   112,651,527
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Renaissance Cosmetics, Inc.
 pay-in-kind 14% (f)  446  383,560
SERVICES - 0.2%
Loewen Group Capital LP,
 Series A, $2.36  91,000  2,411,500
TECHNOLOGY - 0.9%
COMPUTER SERVICES & SOFTWARE - 0.9%
ICG Holdings, Inc.
 exchangeable pay-in-kind  12,269  13,557,245
TOTAL NONCONVERTIBLE PREFERRED STOCKS   143,532,700
TOTAL PREFERRED STOCKS
 (Cost $154,537,705)   165,976,696
CASH EQUIVALENTS - 11.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 179,625,334 $179,558,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,515,158,003)  $ 1,566,121,603
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION COST
SECURITY DATE (000S)
American Azide (warrants)  2/5/92 $ 1
American Pacific Corp. (warrants)  2/5/92 $ 15,179
Ampex Corp. 8%  2/16/95 $ 834,225
Food 4 Less Holdings, Inc.  12/30/92
 (warrants) to  5/17/93 $ 229,281
Hat Brands, Inc.  9/2/92 to
 (warrants)  2/23/94 $ -
HM/Hat Brands Trust
 Class I Unit  2/22/94 $ 340,000
Live Entertainment, Inc.
 (warrants):
 $2.00  3/23/93 $ 220,717
 $2.72  3/23/93 $ 131,863
WCI Communities LP
 17%, 7/24/98  7/24/95 $ 4,937,231
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $171,166,067 or 10.8% of net assets.
7. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
8. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Mothers Work   153,555  -  -  2,143,275
TOTALS  $ 153,555 $ - $ - $ 2,143,275
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,751,402,823 and $1,372,062,734, respectively, of which U.S. government and government agency obligations aggregated $123,798,438 and $76,085,547, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,168 for the period (see
Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 3.2% AAA, AA, A  3.2%
Baa 0.0% BBB  0.0%
Ba 5.6% BB  11.0%
B 48.6% B  45.1%
Caa 7.2% CCC  4.1%
Ca, C 0.1% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 2.9%. FMR has determined that unrated debt securities that are lower quality account for 2.9% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,515,230,055. Net unrealized appreciation aggregated $50,891,548, of which $82,915,487 related to appreciated investment securities and $32,023,939 related to depreciated investment securities.
The fund hereby designates approximately $5,382,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $179,558,000) (cost $1,515,158,003)       $ 1,566,121,603
- See accompanying schedule

Cash                                                                                                          837

Receivable for investments sold                                                                                   2,334,175

Receivable for fund shares sold                                                                                   6,562,145

Dividends receivable                                                                                              1,357,186

Interest receivable                                                                                               20,619,080

 TOTAL ASSETS                                                                                                     1,596,995,026

LIABILITIES

Payable for investments purchased                                                                  $ 6,205,205

Payable for fund shares redeemed                                                                     1,019,389

Accrued management fee                                                                               759,029

Other payables and                                                                                   189,597
accrued expenses

 TOTAL LIABILITIES                                                                                                8,173,220

NET ASSETS                                                                                                       $ 1,588,821,806

Net Assets consist of:

Paid in capital                                                                                                  $ 1,409,715,693

Undistributed net investment income                                                                                113,174,121

Accumulated undistributed net realized gain (loss) on investments and foreign                                     14,968,408
currency transactions

Net unrealized appreciation (depreciation) on investments                                                    50,963,584
and assets and liabilities in foreign currencies

NET ASSETS, for 126,885,405 shares outstanding                                                                   $ 1,588,821,806

NET ASSET VALUE, offering price                                                                                  $12.52
and redemption price per share ($1,588,821,806 (divided by) 126,885,405 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                $ 14,136,865
Dividends

Interest                                                                          108,216,784

 TOTAL INCOME                                                                     122,353,649

EXPENSES

Management fee                                                     $ 7,422,311

Transfer agent fees                                                 670,254

Accounting fees and expenses                                        662,535

Non-interested trustees' compensation                               9,623

Registration fees                                                   4,022

Custodian fees and expenses                                         57,474

Audit                                                               47,856

Legal                                                               15,253

Miscellaneous                                                       9,056

 Total expenses before reductions                                   8,898,384

 Expense reductions                                                 (53,442       8,844,942
                                                                   )

NET INVESTMENT INCOME                                                             113,508,707

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              15,835,086

 Foreign currency transactions                                      2,041         15,837,127

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              35,061,068

 Assets and liabilities in                                          4,554         35,065,622
 foreign currencies

NET GAIN (LOSS)                                                                   50,902,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 164,411,456

OTHER INFORMATION                                                                $ 36,272
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                       17,170

                                                                                 $ 53,442


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                  $ 113,508,707     $ 76,879,046
Net investment income

 Net realized gain (loss)                                                                    15,837,127        21,706,316

 Change in net unrealized appreciation (depreciation)                                        35,065,622        49,316,188

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 164,411,456       147,901,550

Distributions to shareholders                                                                   (81,893,762)      (43,871,918)
From net investment income

 From net realized gain                                                                          (16,022,693)      -

 TOTAL DISTRIBUTIONS                                                                        (97,916,455)      (43,871,918)

Share transactions                                                                               1,058,212,273     747,404,302
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 97,916,455        43,871,918

 Cost of shares redeemed                                                                        (673,801,481)     (424,723,050)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         482,327,247       366,553,170

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        548,822,248       470,582,802

NET ASSETS

 Beginning of period                                                                             1,039,999,558     569,416,756

 End of period (including undistributed net investment income of $113,174,121 and
$76,334,012, respectively)                                                                      $ 1,588,821,806   $ 1,039,999,558

OTHER INFORMATION
Shares

 Sold                                                                                            89,104,560        66,375,373

 Issued in reinvestment of distributions                                                         8,680,536         4,326,619

 Redeemed                                                                                       (57,202,172)      (37,385,468)

 Net increase (decrease)                                                                         40,582,924        33,316,524



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



                                                       YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA                                1996                       1995          1994        1993 C      1992

Net asset value, beginning of period                   $ 12.050                   $ 10.750      $ 11.990    $ 10.820    $ 9.550

Income from Investment Operations                      .927                       .856          .770        .728        .790
Net investment income

 Net realized and unrealized gain (loss)               .643                       1.224         (.910)      1.332       1.290

 Total from investment operations                      1.570                      2.080         (.140)      2.060       2.080

Less Distributions

 From net investment income                            (.920)                     (.780)        (.730)      (.794)      (.810)

 In excess of net investment income                    -                          -             -           (.036)      -

 From net realized gain                                (.180)                     -             (.370)      (.060)      -

 Total distributions                                   (1.100)                    (.780)        (1.100)     (.890)      (.810)

Net asset value, end of period                         $ 12.520                   $ 12.050      $ 10.750    $ 11.990    $ 10.820

TOTAL RETURN A, B                                      14.03%                     20.72%        (1.64)%     20.40%      23.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                $ 1,588,822                $ 1,040,000   $ 569,417   $ 463,931   $ 200,591

Ratio of expenses to average net assets                .71%                       .71%          .71%        .64%        .67%
                                                                                                      D

Ratio of net investment income to average net assets   9.09%                      9.32%         8.75%       8.69%       10.98%

Portfolio turnover rate                                123%                       132%          122%        155%        160%

Average commission rate E                              $ .0370

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN. B TOTAL RETURNS DO NOT
REFLECT CHARGES ATTRIBUTABLE TO
YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE
CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C EFFECTIVE
JANUARY 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND
FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND
RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER
SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO
TAX DIFFERENCES. D FMR AGREED TO
REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES.
High Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity of variable life insurance products. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, partnerships, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $6,685,221 or 0.4% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .59% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-advisers, Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc., each a wholly owned subsidiary of FMR, receive a fee from FMR of 110% and 105% respectively, of costs incurred in connection with each sub-advisory agreement.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 16% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were each record owner of 10% or more of the total outstanding shares of the fund, totaling 53%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
8. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity High Yield Fund and transfer the assets of Fidelity Advisor Annuity High Yield Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of High Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: High Income Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: High Income Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of High Income Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.11 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.89 per share from net investment income.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Barry J. Coffman, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: OVERSEAS PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets during
                                         the
                                         last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   15   The auditors' opinion.


DISTRIBUTIONS
The Board of Trustees of Overseas Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.31 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.33 per share from net investment income.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1996           YEAR     YEARS    FUND

OVERSEAS                    13.15%   9.15%    7.88%

Morgan Stanley EAFE Index   6.05%    8.15%    7.38%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's figures to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential
for significant growth over time; however,
investing in foreign markets means assuming
greater risks than investing in the United States.
Factors like changes in a country's financial
markets, its local political and economic
climate, and the fluctuating value of its currency
create these risks. For these reasons an
international fund's performance may be more
volatile than a fund that invests exclusively in the
United States.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations January 28, 1987.
If Fidelity had not reimbursed certain fund expenses, the fund's life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961231 19970114 110207 S00000000000001
             VIP:  Overseas              MS EAFE Index
             00154                       MS001
  1987/01/28      10000.00                    10000.00
  1987/01/31      10000.00                     9997.46
  1987/02/28      10010.00                    10296.66
  1987/03/31      10460.00                    11140.41
  1987/04/30      11220.00                    12319.18
  1987/05/31      11060.00                    12319.14
  1987/06/30      10520.00                    11926.66
  1987/07/31      10400.00                    11905.82
  1987/08/31      11320.00                    12798.54
  1987/09/30      11070.00                    12597.05
  1987/10/31       8760.00                    10831.98
  1987/11/30       8840.00                    10938.65
  1987/12/31       9462.16                    11263.46
  1988/01/31       9138.32                    11464.55
  1988/02/29       9381.20                    12228.75
  1988/03/31       9806.24                    12980.64
  1988/04/30       9968.16                    13169.27
  1988/05/31       9786.00                    12747.12
  1988/06/30       9613.96                    12411.13
  1988/07/31       9543.12                    12800.51
  1988/08/31       9209.16                    11968.24
  1988/09/30       9603.84                    12491.19
  1988/10/31      10028.88                    13559.96
  1988/11/30      10211.04                    14367.68
  1988/12/31      10231.28                    14447.79
  1989/01/31      10534.87                    14701.99
  1989/02/28      10717.03                    14777.56
  1989/03/31      10707.38                    14487.53
  1989/04/30      11023.50                    14621.89
  1989/05/31      10615.60                    13826.42
  1989/06/30      10574.81                    13593.67
  1989/07/31      11563.97                    15300.67
  1989/08/31      11482.39                    14612.54
  1989/09/30      12196.21                    15278.16
  1989/10/31      11533.38                    14664.33
  1989/11/30      12155.42                    15401.50
  1989/12/31      12920.24                    15969.77
  1990/01/31      12746.88                    15375.56
  1990/02/28      12449.36                    14302.43
  1990/03/31      12919.92                    12812.46
  1990/04/30      12991.52                    12710.78
  1990/05/31      13840.58                    14161.09
  1990/06/30      14147.46                    14036.37
  1990/07/31      14863.53                    14234.08
  1990/08/31      13349.56                    12851.83
  1990/09/30      12081.09                    11060.74
  1990/10/31      13206.34                    12784.21
  1990/11/30      12797.16                    12030.10
  1990/12/31      12705.10                    12224.98
  1991/01/31      12827.85                    12620.40
  1991/02/28      13260.02                    13973.29
  1991/03/31      12872.18                    13134.44
  1991/04/30      13155.20                    13263.42
  1991/05/31      13186.64                    13401.82
  1991/06/30      12463.37                    12417.04
  1991/07/31      13081.82                    13027.11
  1991/08/31      13123.75                    12762.56
  1991/09/30      13658.34                    13481.84
  1991/10/31      13752.68                    13672.96
  1991/11/30      13260.02                    13034.64
  1991/12/31      13721.24                    13707.79
  1992/01/31      13888.95                    13415.00
  1992/02/29      13599.52                    12934.85
  1992/03/31      13323.28                    12080.93
  1992/04/30      14152.01                    12138.36
  1992/05/31      14768.23                    12950.85
  1992/06/30      14491.99                    12336.56
  1992/07/31      13567.65                    12020.83
  1992/08/31      13450.78                    12774.79
  1992/09/30      12908.92                    12522.52
  1992/10/31      12027.08                    11865.66
  1992/11/30      11963.33                    11977.32
  1992/12/31      12250.20                    12039.27
  1993/01/31      12600.81                    12037.79
  1993/02/28      12847.62                    12401.41
  1993/03/31      13738.91                    13482.39
  1993/04/30      14651.94                    14761.90
  1993/05/31      14967.16                    15073.67
  1993/06/30      14597.60                    14838.49
  1993/07/31      15173.67                    15357.91
  1993/08/31      15988.88                    16186.97
  1993/09/30      15901.92                    15822.62
  1993/10/31      16478.00                    16310.23
  1993/11/30      15782.36                    14884.55
  1993/12/31      16825.82                    15959.32
  1994/01/31      17923.63                    17308.60
  1994/02/28      17607.51                    17260.66
  1994/03/31      17170.60                    16517.22
  1994/04/30      17738.58                    17218.03
  1994/05/31      17520.13                    17119.18
  1994/06/30      17334.44                    17361.11
  1994/07/31      17793.20                    17528.07
  1994/08/31      18000.73                    17943.05
  1994/09/30      17531.05                    17377.92
  1994/10/31      17891.50                    17956.61
  1994/11/30      17214.29                    17093.61
  1994/12/31      17115.99                    17200.65
  1995/01/31      16406.01                    16539.88
  1995/02/28      16449.17                    16492.41
  1995/03/31      16955.64                    17521.06
  1995/04/30      17440.09                    18180.00
  1995/05/31      17682.31                    17963.28
  1995/06/30      17847.46                    17648.27
  1995/07/31      18640.19                    18746.98
  1995/08/31      18122.72                    18031.85
  1995/09/30      18386.96                    18384.02
  1995/10/31      18023.62                    17889.85
  1995/11/30      18232.82                    18387.61
  1995/12/31      18783.33                    19128.45
  1996/01/31      19135.65                    19206.98
  1996/02/29      19177.79                    19271.92
  1996/03/31      19471.10                    19681.17
  1996/04/30      20012.59                    20253.37
  1996/05/31      20023.87                    19880.67
  1996/06/30      20170.53                    19992.56
  1996/07/31      19572.63                    19408.23
  1996/08/31      19719.29                    19450.76
  1996/09/30      20294.62                    19967.48
  1996/10/31      20091.56                    19763.16
  1996/11/30      21140.70                    20549.50
  1996/12/31      21253.51                    20285.15
IMATRL PRASUN   SHR__CHT 19961231 19970114 110211 R00000000000123

Let's say hypothetically that $10,000 was invested in Overseas Portfolio on January 28, 1987, when the fund started. As the chart shows, by December 31, 1996, the value of the investment would have grown to $21,254 - a 112.54% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Morgan Stanley EAFE Index would have grown to $20,285 over the same period - a 102.85% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                     % OF FUND'S
                     INVESTMENTS

Veba AG Ord          2.6

Volvo AB Class B     2.2

Toyota Motor Corp.   2.0

Novartis AG (Reg.)   1.8

Total SA Class B     1.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                   % OF FUND'S
                   INVESTMENTS

Finance            14.3

Durables           12.4

Basic Industries   10.7

Utilities          8.5

Energy             8.3

TOP FIVE COUNTRIES AS OF DECEMBER 31, 1996
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S
                               INVESTMENTS

Japan                          22.4

United Kingdom                 12.7

France                         9.4

Germany                        6.6

Netherlands                    6.0

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Richard Mace,
Portfolio Manager
of Overseas Portfolio
Q. RICK, HOW DID THE FUND PERFORM?
A. Quite well. For the 12-month period that ended December 31, 1996, the fund outperformed the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australia and the Far East. The index had a total return of 6.05% for the period.
Q. WHAT WERE SOME OF THE MORE SIGNIFICANT CHANGES YOU MADE TO THE PORTFOLIO OVER THE COURSE OF THE YEAR?
A. I continued to sell Japanese stocks in order to keep the fund underweighted in Japan relative to the EAFE Index. I've placed the proceeds from these sales in European cyclical stocks, which tend to benefit from a strong economy. This strategy has been effective in moving the fund into undervalued European equities that I believe have appealing risk/reward characteristics. It also has limited the fund's exposure to the negative effects of the weak Japanese yen and the underperforming Japanese stock market.
Q. DOES THIS MEAN YOU HAVE A NEGATIVE VIEW ON JAPAN?
A. Not at all. In fact, I solidified the fund's position in what I consider my value holdings in Japan. These are companies that I believe will benefit from the weak yen, the recent Japanese economic revival, world economic growth and solid management intent on raising the value of their businesses. I only invest with conviction, and I believed in the fund's remaining Japanese holdings. Some examples included Toyota and Honda, and broad-based export companies such as Canon.
Q. BASED ON YOUR INVESTMENTS DURING THE PERIOD, YOU SAW OPPORTUNITIES IN EUROPE . . .
A. Six months ago, I saw great potential in Europe. Stocks were generally undervalued, there was the potential for economic recovery and some companies were taking steps to raise shareholder value. Some stocks have appreciated and realized their underlying value. Economic growth has come, although not as uniformly as I would have hoped. Additionally, many more corporate managements have been proactive in growing the value of their businesses by restructuring their balance sheets, selling off poor-performing subsidiaries and redeploying excess cash more efficiently.
Q. WHAT SPECIFIC TYPES OF COMPANIES DID YOU LIKE IN EUROPE?
A. As I said before, I looked for cyclical names - especially in the energy sector. I believed many European energy stocks' prices did not reflect rising oil prices and were discounting lower oil prices that never came to pass. Some energy stocks in the fund were Total, Royal Dutch Petroleum, Shell Transport & Trading and British Petroleum.
Q. MANY OF THE FUND'S CANADIAN HOLDINGS ARE RELATIVELY NEW TO THE PORTFOLIO. WHAT WAS THE STORY THERE?
A. Many Canadian oil and gas, natural resources and bank stocks were attractively valued during the period. Two additions included Canadian Natural Resources and Inco.
Q. DID YOU HAVE ANY DISAPPOINTMENTS?
A. Yes. One would be the weakness of the Japanese market. I consider another to be the legal and governmental impediments to recognizing shareholder value in Europe. For example, it's not yet legal in many European countries for corporations to buy back stock, even though many corporate managements seek to do so. I also continue to be disappointed by the problems that arise from partial government ownership of companies. Take the case of Eramet, which is one of the fund's French holdings. It's been reported in the media that the French government, a partial owner of Eramet, is pressuring the company's management to sell a nickel mine it owns in the colony of New Caledonia. The government has denied the report. However, it's also been reported that the government will take steps to oust the management if they choose not to comply. I think it's unfortunate that the government may be unduly influencing management's decision-making process.
Q. WHAT'S YOUR OUTLOOK?
A. I'm hopeful that the economic recoveries that have begun in Europe and Japan will continue. I think the key to a company's stock price will be the company's shareholder-friendly attitude, reflected in stock buybacks or a proactive management. Therefore, I will try to position the fund in companies that could benefit from economic growth and that are focused on providing returns for shareholders.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.9%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.2%
Perez Companc Class B  406,980 $ 2,861,596
AUSTRALIA - 1.4%
Brambles Industries Ltd.   375,600  7,329,296
CSR Ltd.   1,521,102  5,319,811
Coles Myer Ltd.   680,400  2,801,427
Western Mining Holdings Ltd.   917,611  5,783,849
Woolworths Ltd.   1,143,300  2,753,519
  23,987,902
BELGIUM - 0.2%
Credit Communal Holding/Dexia (b)  26,000  2,371,343
Delhaize Freres & Cie Le Lion SA  22,000  1,306,491
  3,677,834
BERMUDA - 0.2%
Fuji International Trust unit
 sponsored ADR (a)(b)  100  2,630,565
BRAZIL - 1.0%
Multicanal Participacoes SA
 sponsored ADR (a)  90,500  1,159,531
Telebras sponsored ADR  213,300  16,317,450
  17,476,981
CANADA - 2.5%
Alliance Communications Corp.
 Class B (non-vtg.) (a)  28,900  255,090
Alcan Aluminium Ltd.   259,900  8,768,556
BCE, Inc.   102,800  4,896,845
Bre-X Minerals Ltd. (a)   289,700  4,585,834
Bro-X Minerals Ltd. (a)  41,630  72,883
Canada Occidental Petroleum Ltd.   66,600  1,071,255
Canadian Natural Resources Ltd. (a)  190,400  5,222,337
Greenstone Resources Ltd. (a)  138,000  1,605,646
Inco Ltd.   403,600  12,880,694
Renaissance Energy Ltd. (a)   64,100  2,181,322
  41,540,462
DENMARK - 0.5%
Den Danske Bank Group AS  31,900  2,570,617
International Service Systems AS,
 Series B  178,100  4,683,264
Unidanmark AS Class A  32,500  1,681,652
  8,935,533
EMERGING MARKETS - 0.1%
GT Global Developing Markets Fund  51,000  592,875
Templeton Dragon Fund, Inc.   22,500  362,812
  955,687
FINLAND - 1.8%
Cultor OY, Series 1  56,100  3,045,470
Huhtamaki Ord.   176,300  8,192,521
Metsa-Serla Ltd. Class B  343,400  2,572,592
Nokia Corp. AB, Series A  31,800  1,842,317
Pohjola Class B  226,500  5,090,496
UPM-Kymmene Corp.   77,200  1,617,693
Valmet OY  317,100  5,577,412
Valmet OY (b)  108,000  1,885,521
  29,824,022
FRANCE - 9.4%
Alcatel Alsthom Compagnie
 Generale d'Electricite SA  280,739  22,545,668
Axa SA  134,018  8,521,376
CLF-Dexia  56,000  4,877,071

 SHARES VALUE (NOTE 1)
Canal Plus SA  35,300 $ 7,794,566
Compagnie de Saint Gobain  9,500  1,343,545
Credit Commercial de France Ord.   50,500  2,335,260
Eramet SA  159,097  8,338,032
Generale des Eaux, Cie  18,500  2,292,004
Groupe Danone  33,000  4,597,110
Lafarge Coppee SA  70,190  4,210,048
Michelin SA (Compagnie Generale des
 Etablissements) Class B  325,824  17,584,451
Nationale Elf Aquitaine  139,400  12,685,669
Paribas SA (Cie Financiere) Class A  13,300  899,224
Pechiney SA Class A  468,480  19,623,806
Peugeot SA Ord.   18,000  2,025,434
Rhone Poulenc SA Class A  24,800  845,303
Societe Generale Class A  25,800  2,788,786
Total SA Class B  338,215  27,500,333
Usinor Sacilor  374,300  5,445,019
Valeo SA  4,900  302,119
  156,554,824
GERMANY - 6.3%
Allianz Versich Holdings Ord. (Reg.)  450  817,094
BASF AG  125,100  4,747,551
Bayer AG  291,500  11,913,396
Buderus AG  2,900  1,429,776
Continental Gummi-Werke AG  207,200  3,736,724
Daimler-Benz AG Ord. (a)  151,600  10,439,403
Dresdner Bank AG Ord.   55,700  1,663,954
Hoechst AG Ord.   98,900  4,629,020
Karstadt AG  3,700  1,200,130
Mannesmann AG Ord.   10,500  4,550,114
New Germany Fund, Inc. (The)  106,000  1,417,750
Veba AG Ord.   756,800  43,822,230
Volkswagen AG  35,600  14,757,314
  105,124,456
HONG KONG - 2.1%
Great Eagle Holdings Ltd.   994,000  4,099,632
HSBC Holdings PLC  700,000  15,228,570
Hong Kong & China Gas Co. Ltd.   2,220,000  4,291,034
Hutchison Whampoa Ltd. Ord.   234,000  1,837,934
Hysan Development Co. Ltd.   1,481,000  5,897,576
Oriental Press Group Ltd. (warrants) (a)  337,800  24,021
Peregrine Investments Holdings Ltd.   1,168,000  2,000,905
Wharf Holdings Ltd. (b)  380,000  1,896,438
  35,276,110
INDONESIA - 0.2%
Matahari Putra Prima PT (For. Reg.)  2,724,000  3,171,465
IRELAND - 0.8%
Bank of Ireland, Inc.   998,600  9,117,508
Independent Newspapers PLC  824,216  4,094,458
  13,211,966
ITALY - 1.5%
Credito Italiano Ord.   1,430,300  1,571,635
Eni Spa  2,141,500  11,007,995
Magneti Marelli Spa  1,524,400  1,897,970
Montedison Spa Ord. (a)  1,294,852  885,413
Olivetti & Co. Spa Ord. (a)  4,522,150  1,586,031
Pirelli Spa Ord.   1,593,200  2,941,860
SAI (Sta Assieuratrice Industriale) Spa 193,100 1,772,756 Telecom Italia Mobile Spa 711,400 1,801,933
Telecom Italia Spa  709,700  1,842,042
  25,307,635
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - 22.3%
Acom Co. Ltd.   35,900 $ 1,529,504
Amway Japan Ltd.   159,900  5,130,039
Aoyama Trading Co. Ord.   221,800  5,891,712
Asahi Breweries Ltd.   241,000  2,494,179
Asahi Chemical Industry Co. Ltd.   250,000  1,414,403
Bank of Tokyo-Mitsubishi Ltd.   120,000  2,225,097
Bridgestone Corp.   160,000  3,035,791
Canon, Inc.   886,000  19,561,535
Citizen Watch Co. Ltd. Ord.   445,000  3,185,425
DDI Corp. Ord.   802  5,298,249
Daito Trust Construction Co.   704,400  7,836,792
Daiwa House Industry Co. Ltd.   280,000  3,598,103
Daiwa Securities Co. Ltd.   811,000  7,204,226
Denny's Japan Co. Ltd.   67,000  2,045,537
Fuji Bank Ltd.   256,000  3,731,263
Fuji Photo Film Co. Ltd.   775,000  25,532,557
Fujitsu Ltd.   346,000  3,222,768
Hitachi Koki Co. Ltd. Ord.   144,000  1,029,547
Hitachi Ltd.   1,041,000  9,696,248
Hitachi Maxell Ltd.   353,000  7,793,704
Honda Motor Co. Ltd.   541,000  15,443,812
Hoya Corp.   31,000  1,216,473
Ito-Yokado Co. Ltd.   277,000  12,040,362
Jusco Co. Ltd.   51,000  1,728,590
Kao Corp.   136,000  1,583,441
Kobe Steel Ltd. Ord. (a)  733,000  1,542,492
Komatsu Ltd. Ord.   1,144,000  9,373,006
Kyocera Corp.   26,000  1,618,974
Matsushita Electric Industrial Co. Ltd.   877,000  14,295,213
Minebea Co. Ltd.   707,000  5,902,337
Minolta Camera Co. Ltd.   141,000  852,445
Mitsubishi Electric Co. Ord.   672,000  3,998,965
Mitsubishi Estate Co. Ltd.   265,000  2,719,707
Mitsubishi Heavy Industries Ltd.   1,001,000  7,942,389
NEC Corp.   132,000  1,593,790
NKK Corp. (a)  684,000  1,539,664
Namco Ltd.   69,100  2,115,610
Nichiei Co. Ltd.   27,900  2,057,309
Nikko Securities Co. Ltd.   537,000  4,001,449
Nintendo Co. Ltd. Ord.   190,800  13,641,501
Nippon Telegraph &
 Telephone Corp. Ord.   220  1,665,890
Nitto Denko Corp.   107,000  1,568,780
Nomura Securities Co. Ltd.   755,000  11,329,883
Omron Corp.   156,000  2,932,988
Onward Kashiyama & Co. Ltd.   307,000  4,315,740
Orix Corp.   242,000  10,059,853
Ricoh Co. Ltd. Ord.   578,000  6,629,927
Rohm Co. Ltd.   80,000  5,243,639
Sakura Bank Ltd.   913,000  6,519,741
Sankyo Co. Ltd.   216,000  6,110,220
Sekisui Chemical Co. Ltd.   232,000  2,341,009
Sho Bond Corp. Ord.   1,800  48,435
Sony Corp.   211,500  13,844,631
TDK Corp.   106,000  6,902,113
Tadano Ltd.   17,000  120,664
Takeda Chemical Industries Ltd. (a)  1,216,000  25,484,088
Toyota Motor Corp.   1,148,000  32,969,728
Uni Charm Corp. Ord.   75,000  1,836,999
Uny Co. Ltd.   221,000  4,040,707
York Benimaru Co.   22,300  621,207
  371,250,450

 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 0.3%
Korea Electric Power Corp.   200,070 $ 5,824,523
MEXICO - 0.4%
Cifra SA Class C (a)  1,824,100  2,220,282
Gruma SA Class B sponsored ADR (a)(b)  83,400  2,001,600
Tubos De Acero De Mexico ADR (a)  144,900  2,300,288
  6,522,170
MALAYSIA - 0.1%
Arab Malaysian Corp. BHD  362,000  1,806,058
MULTI-NATIONAL - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc.   35,200  343,200
NETHERLANDS - 6.0%
AKZO Nobel NV  112,000  15,293,641
DSM NV  61,900  6,102,968
ING Groep NV  426,862  15,362,389
KBB NV Ord.   34,300  2,470,838
KLM Royal Dutch Air Lines NV  76,896  2,162,325
Koninklijke KNP BT NV  32,600  711,115
New Holland NV (a)  146,000  3,047,750
Philips Electronics NV (Bearer)  292,900  11,863,102
Royal Dutch Petroleum Co. Ord.   115,500  20,242,406
Unilever NV Ord.   76,600  13,544,500
Vendex International NV  18,400  786,762
Vendex International NV (b)  188,500  8,060,030
  99,647,826
NETHERLANDS ANTILLES - 0.4%
Schlumberger Ltd.   60,300  6,022,463
NORWAY - 1.4%
Den Norske Bank AS Class A
 Free shares  1,903,000  7,310,050
Norsk Hydro AS  156,350  8,481,828
Orkla AS Class B (non-vtg.)  30,400  1,925,619
Saga Petroleum AS Class B  323,100  5,065,851
  22,783,348
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR (a)  78,600  1,326,375
PORTUGAL - 0.1%
Telecel Comunicacoes Pessoais SA (a)  19,700  1,257,041
SINGAPORE - 0.1%
Kim Engineering Holdings Ltd.   2,529,000  2,313,055
SOUTH AFRICA - 0.2%
JCI Ltd. (a)   280,000  2,753,019
SPAIN - 3.6%
ACERINOX SA (Reg.)  27,050  3,906,829
Banco Bilbao Vizcaya SA Ord. (Reg.)  258,000  13,923,935
Banco de Santander SA Ord. (Reg.)  193,000  12,347,602
Banco Intercontinental Espanol  30,600  4,742,305
FOCSA (Fomento Construcciones y
 Contratas SA)  30,664  2,856,528
Tabacalera SA, Series A  276,700  11,908,176
Telefonica de Espana SA Ord.   474,500  11,014,069
  60,699,444
SWEDEN - 5.6%
ABB AB, Series B  15,000  1,690,597
Assi Doman AB Free shares  59,500  1,650,449
Astra AB Class A Free shares  102,400  5,038,038
Bure Investment AB (b)  62,000  733,176
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Electrolux AB  115,000 $ 6,648,515
Esselte AB Class B Free shares  86,700  1,911,295
Investor AB Class B Free shares  161,300  7,099,918
Nordbanken AB  113,900  3,433,803
Scania AB Class B  377,500  9,396,648
Scania AB, Series B (warrants) (a)  170,000  151,395
Skandia Foersaekrings AB  230,000  6,480,623
Skandinaviska Enskilda Banken Class A
 Free shares  198,600  2,029,593
Svenska Cellulosa AB (SCA)
 Class B Ord.   95,400  1,928,989
Svenska Handelsbanken  54,000  1,545,188
Swedish Match Co.   1,807,000  6,331,418
Volvo AB Class B  1,674,500  36,791,989
  92,861,634
SWITZERLAND - 3.3%
Credit Suisse Group (Reg.)  88,700  9,091,502
Julius Baer Holding AG  1,600  1,673,351
Nestle SA (Reg.)  5,925  6,346,795
Novartis AG (Reg.)  26,258  30,006,347
Roche Holding AG
 participation certificates  900  6,987,328
  54,105,323
UNITED KINGDOM - 12.7%
Asda Group PLC  1,738,900  3,663,845
BAT Industries PLC Ord.   200,100  1,659,013
Barclays PLC Ord.   518,000  8,864,467
Barratt Developments PLC  1,384,725  5,977,525
Bass PLC Ord.   236,100  3,324,491
Blue Circle Industries PLC  409,800  2,506,095
Boots Co. PLC (The)  303,600  3,130,802
British Airways PLC Ord.   203,600  2,115,271
British Aerospace PLC  134,500  2,944,493
British Petroleum PLC Ord.   1,498,136  17,964,149
British Telecommunications PLC Ord.   725,500  4,908,987
Cable & Wireless PLC Ord.   321,400  2,686,724
Caradon PLC  2,104,700  8,652,843
Christies International PLC  86,800  344,957
Cookson Group PLC  3,517,200  14,188,789
Courtaulds PLC Ord.   42,800  289,600
Dixons Group PLC  1,022,700  9,512,736
Glaxo Holdings PLC  524,800  8,540,333
Granada Group PLC  652,900  9,651,945
Grand Metropolitan PLC  1,446,745  11,350,496
ICI (Imperial Chemical Industries)
 PLC Ord.   123,300  1,625,283
Ladbroke Group PLC Ord.   463,000  1,840,036
Lloyds TSB Group PLC  2,158,267  15,934,550
Lucas Varity PLC  210,000  802,198
National Grid Co. PLC  1,046,400  3,495,342
National Westminster Bank PLC Ord.   304,020  3,572,594
Prudential Corp. PLC  362,913  3,058,616
Redland PLC Ord.   428,000  2,705,375
Rentokil Group PLC  112,800  850,196
Rolls Royce PLC Ord.   945,384  4,161,968
Rugby Group PLC  1,465,600  2,359,938
Sears PLC  2,152,400  3,465,838
Shell Transport & Trading Co. PLC:
 (Reg.)  940,000  16,279,324
 ADR   17,300  1,771,088
SmithKline Beecham PLC Ord.   786,347  10,883,860

 SHARES VALUE (NOTE 1)
Unigate PLC  313,800 $ 2,236,164
Unilever PLC Ord.   269,600  6,534,821
Vodafone Group PLC  1,713,404  7,249,601
Vodafone Group PLC sponsored ADR  18,400  761,300
Wickes PLC  806,200  276,204
  212,141,857
UNITED STATES OF AMERICA - 2.1%
Alumax, Inc. (a)  360,100  12,018,338
Aluminum Co. of America  196,000  12,495,000
Jefferson Smurfit Corp. (a)  20,700  332,494
Kaiser Aluminum Corp. (a)  414,300  4,816,238
MCI Communications Corp.   115,500  3,775,406
Newmont Mining Corp.   42,500  1,901,875
  35,339,351
TOTAL COMMON STOCKS
 (Cost $1,250,112,325)   1,447,534,175
PREFERRED STOCKS - 1.6%
CONVERTIBLE PREFERRED STOCKS - 0.1%
JAPAN - 0.1%
AJL participating trust exchangeable  71,700  1,174,088
NONCONVERTIBLE PREFERRED STOCKS - 1.5%
GERMANY - 0.3%
Volkswagen AG  13,900  4,499,578
ITALY - 1.2%
SAI (Sta Assicuratrice Industriale) Spa  587,000  2,098,584
Stet (Societa Finanziaria
 Telefonica) Spa  4,463,700  15,061,323
Telecom Italia Mobile Spa de Risp  2,219,000  3,217,406
  20,377,313
TOTAL NONCONVERTIBLE PREFERRED STOCKS   24,876,891
TOTAL PREFERRED STOCKS
 (Cost $17,409,312)   26,050,979
CORPORATE BONDS - 0.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
BERMUDA - 0.3%
MBL International Finance of
 Bermuda 3%, 11/30/02
 (Cost $4,974,627) Aa2 $ 4,392,000  4,655,520
GOVERNMENT OBLIGATIONS - 0.0%
U.S. Treasury Bills, yield at date of purchase
 4.97% to 5.33%, 3/6/97 (c)
 (Cost $491,752)   500,000  495,650
CASH EQUIVALENTS - 11.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 186,103,763 $ 186,034,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,459,022,016)  $ 1,664,770,324
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
142 Nikkei 225 Stock
Index Contracts Mar. 1997 $ 13,759,800 $ (470,340)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.8%
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,578,673 or 1.2% of net assets.
3. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $421,303.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,375,490,679 and $1,257,669,344, respectively.
The market value of futures contracts opened and closed during the period amounted to $21,162,620 and $6,694,480 respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $362,193 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.4%
Basic Industries    10.7
Construction & Real Estate    3.3
Durables    12.4
Energy    8.3
Finance    14.3
Health    5.7
Holding Companies   0.1
Industrial Machinery & Equipment    4.3
Media & Leisure   2.6
Nondurables   5.3
Precious Metals   0.9
Retail & Wholesale   4.5
Services    0.7
Repurchase Agreements   11.2
Technology    6.1
Transportation   0.7
Utilities   8.5
   100.0%
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,461,448,025. Net unrealized appreciation aggregated $203,322,299, of which $263,621,221 related to appreciated investment securities and $60,298,922 related to depreciated investment securities.
The fund hereby designates approximately $90,538,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $36,399,701. Taxes accrued or paid to foreign countries were $4,140,215. VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $186,034,000) (cost $1,459,022,016)       $ 1,664,770,324
-
See accompanying schedule

Cash                                                                                                               343,982

Receivable for investments sold                                                                                    4,499,183

Receivable for fund shares sold                                                                                    1,381,858

Dividends receivable                                                                                               2,631,493

Interest receivable                                                                                                10,980

Other receivables                                                                                                  48,345

 TOTAL ASSETS                                                                                                    1,673,686,165

LIABILITIES

Payable for investments purchased                                                                  $ 3,244,113

Payable for fund shares redeemed                                                                    1,450,217

Accrued management fee                                                                              1,031,065

Payable for daily variation on                                                                       16,374
futures contracts

Other payables and                                                                                  343,158
accrued expenses

 TOTAL LIABILITIES                                                                                                 6,084,927

NET ASSETS                                                                                                       $ 1,667,601,238

Net Assets consist of:

Paid in capital                                                                                                  $ 1,325,904,904

Undistributed net investment income                                                                               22,748,929

Accumulated undistributed net realized gain (loss) on investments and foreign                                     113,659,177
currency transactions

Net unrealized appreciation (depreciation) on investments                                                         205,288,228
and assets and liabilities in foreign currencies

NET ASSETS, for 88,524,438                                                                                       $ 1,667,601,238
shares outstanding

NET ASSET VALUE, offering price                                                                                    $18.84
and redemption price per share ($1,667,601,238 (divided by) 88,524,438 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 4,427,657
Special dividend from Volvo AB
Class B

Dividends                                                                          31,954,205

Interest                                                                           10,284,426

                                                                                   46,666,288

Less foreign taxes withheld                                                        (4,140,215
                                                                                  )

 TOTAL INCOME                                                                      42,526,073

EXPENSES

Management fee                                                     $ 11,667,177

Transfer agent fees                                                 892,751

Accounting fees and expenses                                        760,136

Non-interested trustees' compensation                               8,998

Custodian fees and expenses                                         881,998

Registration fees                                                   7,276

Audit                                                               50,845

Legal                                                               22,968

Miscellaneous                                                       6,000

 Total expenses before reductions                                   14,298,149

 Expense reductions                                                 (132,276       14,165,873
                                                                   )

NET INVESTMENT INCOME                                                              28,360,200

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              114,832,092

 Foreign currency transactions                                      (198,995
                                                                   )

 Futures contracts                                                  (238,000       114,395,097
                                                                   )

Change in net unrealized appreciation (depreciation) on:

  Investment securities                                             47,133,390

  Assets and liabilities in                                         9,027
  foreign currencies

  Futures contracts                                                 (470,340       46,672,077
                                                                   )

NET GAIN (LOSS)                                                                    161,067,174

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 189,427,374

OTHER INFORMATION                                                                 $ 131,377
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                        899

                                                                                  $ 132,276


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                  $ 28,360,200      $ 24,265,663
Net investment income

 Net realized gain (loss)                                                                     114,395,097       10,642,375

 Change in net unrealized appreciation (depreciation)                                           46,672,077        85,131,645

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              189,427,374       120,039,683

Distributions to shareholders                                                                  (16,689,141)      (4,893,543)
From net investment income

 From net realized gain                                                                          (18,358,055)      (1,797,170)

 In excess of net realized gain                                                                  -                 (3,096,373)

 TOTAL DISTRIBUTIONS                                                                             (35,047,196)      (9,787,086)

Share transactions                                                                               649,592,564       466,436,535
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 35,047,196        9,787,086

 Cost of shares redeemed                                                                        (514,552,645)     (541,043,324)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                        170,087,115       (64,819,703)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        324,467,293       45,432,894

NET ASSETS                                                                                      1,343,133,945     1,297,701,051
 Beginning of period

 End of period (including undistributed net investment income of $22,748,929 and
$18,738,964, respectively)                                                                      $ 1,667,601,238   $ 1,343,133,945

OTHER INFORMATION
Shares

 Sold                                                                                         37,069,614        29,090,043

 Issued in reinvestment of distributions                                                         2,053,145         652,472

 Redeemed                                                                                    (29,349,715)      (33,802,732)

 Net increase (decrease)                                                                        9,773,044         (4,060,217)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period                              $ 17.06       $ 15.67       $ 15.48       $ 11.53     $ 13.09

Income from Investment Operations

 Net investment income                                            .32 F, G      .17           .19           .06         .16

 Net realized and unrealized gain (loss)                          1.88          1.34          .08           4.16        (1.54)

 Total from investment operations                                 2.20          1.51          .27           4.22        (1.38)



Less Distributions

 From net investment income                                       (.20)         (.06)         (.08)         (.18)       (.18)

 In excess of net investment income                               -             -             -             (.04)       -

 From net realized gain                                           (.22)         (.02)         -             -           -

 In excess of net realized gain                                   -             (.04)         -             (.05)       -

 Total distributions                                              (.42)         (.12)         (.08)         (.27)       (.18)

Net asset value, end of period                                    $ 18.84       $ 17.06       $ 15.67       $ 15.48     $ 11.53

TOTAL RETURN  A, B                                                13.15%        9.74%         1.72%         37.35%      (10.72)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 1,667,601   $ 1,343,134   $ 1,297,701   $ 777,961   $ 180,837

Ratio of expenses to average net assets                           .93%          .91%          .92%          1.03%       1.14%

Ratio of expenses to average net assets after expense reductions  .92% D        .91%          .92%          1.03%       1.14%

Ratio of net investment income to average net assets              1.84%         1.88%         1.28%         1.21%       1.86%

Portfolio turnover rate                                           92%           50%           42%           42%         61%

Average commission rate E                                         $ .0137

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL
RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS
SHOWN. C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT  INCOME PER SHARE MAY
REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). E FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER. F NET INVESTMENT INCOME
PER SHARE INCLUDES A
SPECIAL DIVIDEND FROM VOLVO AB CLASS B WHICH AMOUNTED TO $.05 PER
SHARE. G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996


4. SIGNIFICANT ACCOUNTING POLICIES.
Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
5. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
6. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
7. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .76% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
8. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
9. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 15% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 35%.
10. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Overseas Fund and transfer the assets of Fidelity Advisor Annuity Overseas Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Overseas Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Overseas Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Overseas Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors
 Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Richard R. Mace, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES